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                                                                   EXHIBIT 10.46


                                                                  EXECUTION COPY

                              SECURITY AGREEMENT dated as of August 8, 2000,
                      among FLOWSERVE CORPORATION, a New York corporation (the "Borrower"), each Subsidiary of the Borrower listed on
                      Schedule I hereto (each such Subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANK OF AMERICA, N.A., a national banking association ("BofA"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

       Reference is made to (a) the Credit Agreement dated as of August 8, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as syndication agent, and BofA, as swingline lender, administrative agent and Collateral Agent and (b) the Guarantee Agreement dated as of August 8, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

       The Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents, (d) the due and punctual payment and performance of all obligations of the Borrower under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into, (e) the due and punctual payment and performance of all obligations of the Borrower and the Guarantors pursuant to the ABN Standby Credit not incurred in violation of the Credit Agreement, and (f) each payment required to be made by the Borrower or any Guarantor in respect of any Fifth Third Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements and interest thereon (all the monetary and other obligations described in the preceding clauses (a) through (f) being collectively referred to as the "Obligations").


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       Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

       SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York on the date hereof.

       SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

       "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

       "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

       "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

       "Chattel Paper" shall mean (a) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Equipment and (b) all other property now or hereafter constituting "chattel paper" under the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, in each case that are now or hereafter owned by any Grantor.

       "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Chattel Paper, (d) Equipment, (e) General Intangibles, (f) Inventory, (g) cash and cash accounts, (h) Investment Property and (i) Proceeds, except any Equipment that is subject to a purchase money lien permitted under the Credit Agreement in favor of any person (other than the Collateral Agent) if the documents relating to such lien do not permit other liens.

       "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

       "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign


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commodity board of trade, exchange or market, and is carried on the books of a
Commodity Intermediary for a Commodity Customer.

       "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

       "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

       "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

        "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

        "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

        "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

        "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

        "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

        "Equity Interest" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company or beneficial interests in a trust or other equity ownership interests in a person.

        "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as


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a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

       "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

       "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

       "Hedging Agreement" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

       "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

        "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

        "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts, Commodity Accounts and Equity Interests of any Grantor, whether now owned or hereafter acquired by any Grantor.

        "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit (whether through automatic termination, the requirement of consent or otherwise) assignment or a grant of a security interest by such Grantor as licensee thereunder).


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       "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

       "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

       "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to exclude others from making, using and/or selling the inventions disclosed or claimed therein.

       "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of or legal counsel for the Borrower.

       "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

        "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Banks, (e) each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) in respect of the ABN Standby Credit, ABN Amro Bank N.V. and its Affiliates, (h) in respect of the Fifth Third Letters of Credit, Fifth Third Bancorp and its subsidiaries and (i) the successors and assigns of each of the foregoing.


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       "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code, provided that "Securities" shall not include more than 65% of the voting equity interests of any non-United States issuer.

       "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

       "Securities Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

       "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

       "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

       "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

       "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications (but excluding any United States intent-to-use applications prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent a valid security interest may not be taken in such an intent-to-use application under applicable law) in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on
Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

       SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.


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                                   ARTICLE II

                                Security Interest

       SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

       SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

        The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

        SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

        SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all


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Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of any Grantor's name, location, identity or corporate structure.

       (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications (other than any United States intent-to-use applications prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith) are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C.
Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

        SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and
(c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section
6.02 of the Credit Agreement.

        SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar


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instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                    Covenants

       SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

        (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

        SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of or legal counsel for the Borrower (a) setting forth the information required pursuant to
Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor material to the conduct of any


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Grantor's business in existence on the date thereof and not then listed on such
Schedules or previously so identified to the Collateral Agent.

       SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

       SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

        Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

        SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.16).

       SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to

Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

       SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

       SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

       SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement; provided, however, that nothing herein shall be construed to prohibit the Grantors from granting or receiving any licenses or sub-licenses of Intellectual Property. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

        SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

       SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

        SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and it will exercise its reasonable best efforts to ensure that its licensees will not, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

        (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark that is material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and
(iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

        (c) Each Grantor (either itself or through licensees) will, for each work covered by a Copyright that is material to the conduct of any Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

        (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

       (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

       (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

        (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

        (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                Power of Attorney

        Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

        SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise any Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

       The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

       SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

              FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

              SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

              THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

       SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                                  Miscellaneous

       SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower.

       SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument,
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the indefeasible payment in full of all the Obligations and termination of all commitments of the Lenders and the Issuing Banks).

       SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

       SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

       SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

       SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

       (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

       (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

       SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

       SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Banks, the

Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

       (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

       SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

       SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

       SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

       SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Banks or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

       (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

       (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero and the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released without further action in the event that all of the Equity Interests of such Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

       (b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security granted hereby in any Collateral pursuant to Section 9.08(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

       SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Domestic Subsidiary of an instrument in the form of Annex 2 hereto, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             FLOWSERVE CORPORATION,

                                             by: /s/ JOHN M. NANOS
                                                --------------------------------
                                                Name: John M. Nanos
                                                Title: Assistant Secretary

                                             FLOWSERVE RED CORPORATION,

                                             by: /s/ JOHN M. NANOS
                                                --------------------------------
                                                 Name: John M. Nanos
                                                 Title: Vice President

                                             FLOWSERVE FSD CORPORATION,

                                             by: /s/ JOHN M. NANOS
                                                --------------------------------
                                                 Name: John M. Nanos
                                                 Title: Vice President

                                             FLOWSERVE FCD CORPORATION,

                                             by: /s/ JOHN M. NANOS
                                                --------------------------------
                                                 Name: John M. Nanos
                                                 Title: Vice President

                                             FLOWSERVE INTERNATIONAL, INC.,

                                             by: /s/ JOHN M. NANOS
                                                --------------------------------
                                                 Name: John M. Nanos
                                                 Title: Vice President

                                            FLOWSERVE MANAGEMENT
                                            COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            BW/IP-NEW MEXICO, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            FLOWSERVE INTERNATIONAL, LLC,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            DURAMETALLIC AUSTRALIA
                                            HOLDING COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            INNOVATIVE VALVE TECHNOLOGIES,
                                            INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PLANT MAINTENANCE, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            VARCO VALVE, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            COLONIAL EQUIPMENT & SERVICE
                                            CO., INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            CECORP, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            DIVT ACQUISITION-DELAWARE, LLC,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            DIVT SUBSIDIARY, LLC,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            SOUTHERN VALVE SERVICE, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            L.T. KOPPL INDUSTRIES, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            KOPPL COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            KOPPL INDUSTRIAL SYSTEMS, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            HARLEY INDUSTRIES, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            KOPPL COMPANY OF ARIZONA,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            SEELEY & JONES, INCORPORATED,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            GSV, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            IPSCO-FLORIDA, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            INTERNATIONAL  PIPING  SERVICES
                                            COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            CYPRESS INDUSTRIES, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            DALCO, LLC,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PLANT SPECIALTIES, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            ENERGY MAINTENANCE, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PREVENTIVE MAINTENANCE, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PRODUCTION MACHINE
                                            INCORPORATED,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            ICE LIQUIDATING, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            VALVE REPAIR OF SOUTH
                                            CAROLINA, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            THE SAFE SEAL COMPANY., INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            FLICKINGER-BENICIA INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PUGET INVESTMENTS, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            STEAM SUPPLY & RUBBER CO., INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            FLICKINGER COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            BOYDEN INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            VALVE ACTUATION & REPAIR CO.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            INGERSOLL-DRESSER PUMP
                                            COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            IDP ALTERNATE ENERGY COMPANY,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            ENERGY HYDRO, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            PUMP INVESTMENTS, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            FLOWSERVE HOLDINGS, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            IPSCO HOLDING, INC.,

                                            by: /s/ JOHN M. NANOS
                                               ---------------------------------
                                                Name: John M. Nanos
                                                Title: Vice President

                                            BANK OF AMERICA, N.A., as Collateral
                                            Agent,

                                            by: /s/ THERESE FONTAINE
                                               ---------------------------------
                                                Name: Therese Fontaine
                                                Title: Managing Director

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

                                   GUARANTORS

                                  A. FLOWSERVE

          SUBSIDIARY                           JURISDICTION OF INCORPORATION
          ----------                           -----------------------------
     Flowserve RED Corporation                       Delaware

     Flowserve FSD Corporation

     Flowserve FCD Corporation

     Flowserve International, Inc.

     Flowserve Management Company
     (DE Business Trust)

     BW/IP-New Mexico, Inc.

     Flowserve International, LLC

     Flowserve Holdings, Inc.

     Durametallic Australia Holding Company          Michigan


                                   B. INVATEC


          SUBSIDIARY                           JURISDICTION OF INCORPORATION
          ----------                           -----------------------------

     Innovative Valve Technologies, Inc.             Delaware

     Plant Maintenance, Inc.

     Varco Valve, Inc.

     Colonial Equipment & Service Co., Inc.

     CECORP, Inc.

     DIVT Acquisition-Delaware, LLC

     DIVT Subsidiary, LLC
     IPSCO Holding, Inc.

     Southern Valve Service, Inc.                    Alabama

     L.T. Koppl Industries, Inc.                     California

     Koppl Company

     Koppl Industrial Systems, Inc.

     Harley Industries, Inc.

     Koppl Company of Arizona                        Arizona

     Seeley & Jones, Incorporated                    Connecticut

     GSV, Inc.                                       Florida

     IPSCO-Florida, Inc.

     International Piping Services Company           Illinois

     Cypress Industries, Inc.



          SUBSIDIARY                           JURISDICTION OF INCORPORATION
          ----------                           -----------------------------



     DALCO, LLC                                      Kentucky

     Plant Specialties, Inc.                         Louisiana

     Energy Maintenance, Inc.                        Missouri

     Preventive Maintenance, Inc.                    North Carolina

     Production Machine Incorporated                 Oklahoma

     ICE Liquidating, Inc.                           Pennsylvania

     Valve Repair of South Carolina, Inc.            South Carolina

     The Safe Seal Company, Inc.                     Texas

     Flickinger-Benicia Inc.                         Washington

     Puget Investments, Inc.

     Steam Supply & Rubber Co., Inc.

     Flickinger Company

     Boyden Inc.                                     West Virginia

     Valve Actuation & Repair Co.


                                     C. IDP


          SUBSIDIARY                           JURISDICTION OF INCORPORATION
          ----------                           -----------------------------
      Ingersoll-Dresser Pump Company                 Delaware
      (DE Partnership)

      IDP Alternate Energy Company

      Energy Hydro, Inc.

      Pump Investments, Inc.

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT

                                   COPYRIGHTS

                                  A. FLOWSERVE

                         1. U.S. COPYRIGHT REGISTRATIONS

                                      NONE

             2. PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      NONE

                       3. NON-U.S. COPYRIGHT REGISTRATIONS

                                      NONE

          4 NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATIONS

                                      NONE

                                   B. INVATEC

                         1. U.S. COPYRIGHT REGISTRATIONS

                                      NONE

             2. PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      NONE

                       3. NON-U.S. COPYRIGHT REGISTRATIONS

                                      NONE

           4 NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATIONS

                                      NONE

                                     C. IDP

                        1. U.S. COPYRIGHT REGISTRATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).

                                                                      REGISTRATION       REGISTRATION
     GUARANTOR                         TITLE                          NUMBER             DATE
     ---------                         -----                          ------------       ------------
     Ingersoll Dresser Pump Company    CAMERON HYDRAULIC DATA BOOK
     IDP Alternate Energy Company      NONE
     Energy Hydro, Inc.                NONE
     Pump Investments, Inc.            NONE


             2. PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                                      NONE

                       3. NON-U.S. COPYRIGHT REGISTRATIONS

                                      NONE

           4 NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATIONS

                                      NONE

                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT

                                   TRADEMARKS

                             A. FLOWSERVE TRADEMARKS

                         1. U.S. TRADEMARK REGISTRATIONS


                                                                             REGISTRATION        REGISTRATION
   GRANTOR                                TRADEMARK                          NUMBER              DATE
   -------                                ---------                          ------------        ------------
   Flowserve FCD Corporation              ACCORD (STYLIZED)                  1597174             5/22/2000

   Flowserve FCD Corporation              AUTOMAX INC & DESIGN               1517015             12/20/2008

   Flowserve FCD Corporation              CENTURA                            1721600             10/6/2002

   Flowserve FCD Corporation              CHANNELSTREAM                      1393912             5/20/2006

   Flowserve FCD Corporation              PHAROS                             1652259             7/30/2001

   Flowserve FCD Corporation              PHAZER                             1828775             3/2/2004

   Flowserve FCD Corporation              ULTRASWITCH                        1647324

   Flowserve FCD Corporation              KAMMER (STYLIZED)                  1850586             8/23/2004

   Flowserve FCD Corporation              VALDISK                            1,135,629

   Flowserve FCD Corporation              VALTEK INC. (w/design)             895,854

   Flowserve FCD Corporation              VALTEK MAXFLO                       2142246            3/10/2008

   Anchor Darling                         ADAC                               1170933             9/29/2001
   [Assigned to Flowserve Management
   Company]

   Flowserve Management Company           BIG MAX                            1149600             3/31/2001

   Flowserve Management Company           BW SEALS                           1728892             11/3/2002

   Flowserve Management Company           BW/IP (STYLIZED)                   1548874             7/25/2009

   Flowserve Management Company           BYRON JACKSON                      378463              6/11/2000

   Flowserve Management Company           DURCO                              295561              7/5/2002
                                                                             432949              9/28/2007
                                                                             417872              11/20/2005
                                                                             418706              1/8/2006

   Flowserve Management Company           DURCO-CAST                         0774446             8/4/2004

   Flowserve Management Company           DURCO-D                            743252              1/8/2003
                                                                             743264              1/8/2003
                                                                             743322              1/8/2003
                                                                             761525              12/17/2003
                                                                             761311              12/10/2003
                                                                             761329              12/10/2003
                                                                             761338              12/10/2003
                                                                             761630              12/17/2003
   Flowserve Management Company           DURCOMETER                         1245145             --

   Flowserve Management Company           DURCON                             772193              6/30/2004
                                                                             611024              8/23/2005
   Flowserve Management Company           DURCOPUMP                          395550              6/2/2002

   Flowserve Management Company           FIVE STAR SEAL & DESIGN            1291851             8/28/2004

   Flowserve Management Company           LIFESHIELD                         1857472             10/11/2004

   Flowserve Management Company           GASPAC                             1941730             12/12/2005

   Flowserve Management Company           PAC-SEAL                           2073563

                                                                             REGISTRATION        REGISTRATION
   GRANTOR                                TRADEMARK                          NUMBER              DATE
   -------                                ---------                          ------------        ------------
   Flowserve Management Company           SLEEVELINE                          697997             5/24/2000

   Flowserve Management Company           T-LINE                             912253              6/8/2001
                                                                             892839              6/16/2000

   Flowserve Management Company           UNITED CENTRIFUGAL                 1644974             5/21/2001

   Flowserve Management Company           WILSON-SNYDER                      551064              11/20/2001

   Flowserve Management Company           UPC                                213477803           2/3/2008

   Innovative Valve Technologies          PWR.SEAL TECHNOLOGY                2283194             10/5/2009
   [Assigned to Flowserve Management
   Company]

   Innovative Valve Technologies          INNOVATIVE VALVE TECHNOLOGIES,     2304575             12/28/2009
   [Assigned to Flowserve Management      INC.
   Company]

   Innovative Valve Technologies          INVATEC                            2304574             12/28/2009
   [Assigned to Flowserve Management
   Company]

   Flowserve International, Inc.          BYRON JACKSON/UNITED               2,034,059

   Flowserve International, Inc.          FIVE STAR SEAL DESIGN (DOUBLE)     1624849             11/27/2000

   Flowserve International, Inc.          FIVE STAR SEAL DESIGN (SINGLE)     1674796             2/11/2002

   Flowserve FSD Corporation              DMC                                0979,376

   Flowserve FSD Corporation              DURAFITE                            0902,609

   Flowserve FSD Corporation              DURAFLON                           0 861,684

   Flowserve FSD Corporation              DURA HOOKS                         0347,926

   Flowserve FSD Corporation              DURA LAPPER                        0789,961

   Flowserve FSD Corporation              DURAMETALLIC                       183,441
                                                                             1,283,049

   Flowserve FSD Corporation              DURA SEAL                          0319,472

                                                                             1,022,668
   Flowserve FSD Corporation              METAL FAB                          1,388,031

   Flowserve Corporation                  DURIRON                            0591017             6/15/2004
                                                                             0606594             5/31/2005
                                                                             0603774             3/29/2005
                                                                             0096259             4/14/2004

   Flowserve Corporation                  MAGNALERT                          1,808,367

   Flowserve Corporaiton                  QUADRA PRESS                       1,127,811

   Flowserve Corporation                  FLOWSERVE                          2333567             3/21/2010
                                                                             2286139             10/12/2009
                                                                             2261469             7/13/2009
                                                                             2261470             7/13/2009
                                                                             2333568             3/21/2010

   Flowserve Corporation                  GUARDIAN                           1746297             1/12/2003

   The Safe Seal Company, Inc.            SAFE SEAL                          2194856             10/13/2008

   Flowserve RED Corporation              NONE

   BW/IP - New Mexico, Inc.               NONE

   Flowserve International,  LLC          NONE

   Durametallic Australia Holding         NONE
   Company

                             A. FLOWSERVE TRADEMARKS

                         2. U.S. TRADEMARK APPLICATIONS

                                                                             APPLICATION         FILING
     GRANTOR                                  TRADEMARK                      NUMBER              DATE
     -------                                  ---------                      -----------         ------
     Flowserve FCD Corporation                VALTEK                         Pending             --
                                                                             Pending

     Flowserve Management Company             NONE

     Flowserve International, Inc.            NONE

     Flowserve FSD Corporation                NONE

     Flowserve Corporation                    FLOWSERVE                      75-312447

     Flowserve RED Corporation                NONE

     BW/IP - New Mexico, Inc.                 NONE

     Flowserve International, LLC             NONE

     Durametallic Australia Holding Company   NONE

                             A. FLOWSERVE TRADEMARKS

                      3. NON-U.S. TRADEMARK REGISTRATIONS

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Anchor Darling [Assigned to      ANCHOR DARLING          France              1559256               12/20/1979
Flowserve Management Company]
Anchor Darling [Assigned to      ANCHOR / DARLING        UK                  B1125895              12/19/1979
Flowserve Management Company]                            Germany             1010076               12/22/1979
                                                         Israel              49248                 12/26/1979
                                                         Italy               381394                1/10/1980
                                                         South Korea         71163                 7/31/1980
                                                         Taiwan              134160                6/1/1990

Anchor Darling [Assigned to      ANCHOR / DARLING        Benelux             363296                12/18/1979
Flowserve Management Company]    (DEVICE)

Flowserve Management Company     BW SEALS                Australia           611424                9/14/1993
                                                         Benelux             470167                10/25/1989
                                                         Canada              443166                5/26/1995
                                                         Colombia            179838                7/12/1993
                                                         Denmark             00161/1992            1/17/1992
                                                         France              1718690               7/28/1989
                                                         Iran                71748                 12/12/1993
                                                         Italy               575671                10/1/1992
                                                         Mexico              386883                6/1/1990
                                                         Philippines         58015                 5/12/1994
                                                         Saudi Arabia        255/91                9/23/1990
                                                         Singapore           B4733/92              6/24/1992
                                                         Spain               1516478               11/5/1991
                                                         Taiwan              733726                10/31/1996
                                                         UK                  1403594               5/11/1989

Flowserve Management Company     BW SEALS LOGO           Argentina           1600234               5/17/1996

Flowserve Management Company     BW/IP                   Venezuela           153127                2/16/1994
                                                         Venezuela           153128                2/16/1994

Flowserve Management Company     BW/IP (DESIGN)          Venezuela           153126                2/16/1994

Flowserve Management Company     BW/IP (DEVICE)          Spain               1307428               6/5/1990

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     BW/IP (STYLIZED)        Thailand            46469                 7/2/1996
                                                         Argentina           1332325               2/15/1989
                                                         Benelux             483051                2/22/1989
                                                         Canada              TMA404402             11/6/1992
                                                         France              1533629               5/30/1989
                                                         Germany             1182902               12/17/1991
                                                         Indonesia           280410                10/2/1992
                                                         Italy               575749                10/1/1992
                                                         Japan               2448338               8/31/1992
                                                         Saudi Arabia        222/46                7/29/1990
                                                         Singapore           B4732/92              6/24/1992
                                                         Switzerland         370960                2/23/1989
                                                         Philippines         55437                 6/21/1993
                                                         UK                  1403598               10/27/1989
                                                         Saudi Arabia        222/47                7/29/1990
                                                         Thailand            44725                 8/2/1995
                                                         Iran                69211                 10/17/1992


Flowserve Management Company     BW/IP Design            Venezuela           153125                2/16/1994

Flowserve Management Company     BW/IP DESIGN            Mexico              381137                8/16/1990
                                                         Mexico              381138                8/16/1990

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     BYRON JACKSON           Argentina           1592107               1933
                                                         Australia           B273316               10/23/1970
                                                         Australia           B243395               10/23/1970
                                                         Australia           B243398               1970
                                                         Austria             56302                 12/17/1965
                                                         Benelux             103007                12/24/1971
                                                         Bolivia             32922                 2/4/1977
                                                         Brazil              811047318             1/8/1985
                                                         Bulgaria            9174                  10/30/1973
                                                         Canada              2/997                 2/2/1933
                                                         Chile               417153                11/28/1933
                                                         China               161183                8/15/1982
                                                         Costa Rica          64298                 1/17/1985
                                                         Czech Republic      162135                1974
                                                         Czech Republic      162136                3/13/1974
                                                         Denmark             1137                  4/30/1966
                                                         France              1336929               1/3/1986
                                                         Germany             823449                8/29/1966
                                                         UK                  2006989               1/6/1995
                                                         Greece              33890                 8/5/1965
                                                         Hungary             116847                11/20/1973
                                                         Indonesia           403517                11/6/1997
                                                         Iran                56125                 2/23/1983
                                                         Italy               568658                1992
                                                         Italy               714612                6/18/1997
                                                         Japan               718894                9/6/1966
                                                         Japan               490789                10/31/1956
                                                         South Korea         10159                 8/12/1965
                                                         Kuwait              14439                 3/26/1993
                                                         Malaysia            M/B73923              1/6/1977
                                                         Malaysia            M/B73924              1/6/1977
                                                         Mexico              45819                 4/15/1943
                                                         Panama              032840                10/14/1983
                                                         Paraguay            193760                7/1/1976
                                                         Peru                18972                 11/22/1963
                                                         Philippines         35460                 3/5/1986
                                                         Poland              52491                 10/29/1974
                                                         Qatar               3471                  4/19/1983
                                                         Saudi Arabia        113/31                3/25/1985
                                                         Slovak Republic     162135                3/13/1974
                                                         South Africa        B65/4411              11/1/1965
                                                         Spain               482836                9/5/1967
                                                         Spain               482838                1/24/1967
                                                         Spain               482837                5/7/1969
                                                         Switzerland         340713                7/21/1965
                                                         Taiwan              90605                 7/1/1977
                                                         Taiwan              400009                1988
                                                         Thailand            55986                 1/14/1977
                                                         Russian Fed.        50609                 9/25/1973
                                                         Uruguay             291852                2/26/1977
                                                         Venezuela           21242                 8/13/1949
                                                         Algeria             40160                 5/24/1978

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
                                                         Cuba                96258                 4/8/1958
                                                         Equador             3162-9                7/12/1983
                                                         Romania             1725                  8/21/1933
                                                         Turkey              110427                12/2/1968
                                                         East Germany        640369                8/21/1974

Flowserve Management Company     BYRON JACKSON           Taiwan              00880863              1/31/2000

Flowserve Management Company     BYRON JACKSON           Mexico              45824                 4/15/1943
                                                         Slovak Republic     162136                3/13/1974

Flowserve Management Company     BYRON JACKSON (in       Japan               2076780               9/30/1988
                                 katakana)

Flowserve Management Company     CHEMSTAR                France              1519103               3/14/1989
                                                         Germany             1182630               11/29/1991
                                                         UK                  1372876               2/14/1989

Flowserve Management Company     CHLORIMET               France              RN 1492413            1968
                                                         Italy               RN 0550867            1968

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     DURAMETALLIC            Argentina           RN 621597             1969
                                                         Argentina           RN 1373154            1990
                                                         Australia           RN A208222            1974
                                                         Bahrain             RN 9654               1985
                                                         Benelux             RN 033985             1971
                                                         Brazil              RN 1232/0602.251      1974
                                                         Canada              RN 241/52108          1931
                                                         Canada              RN 334048             1987
                                                         Chile               RN 446515             1995
                                                         Columbia            RN 173759             1995
                                                         Czechoslovakia      RN 176969             1992
                                                         Ecuador             RN 4752               1995
                                                         France              RN 958262             1976
                                                         Germany             RN 750438             1958
                                                         Germany             RN 869521             1969
                                                         Great Britain       RN 906510             1967
                                                         Hungary             RN 136020             1992
                                                         India               RN 241039             1967
                                                         Indonesia           RN 116961             1977
                                                         Iran                RN 33231              1969
                                                         Israel              RN 36261              1972
                                                         Italy               RN 218996             1967
                                                         Japan               RN 513658             1958
                                                         Kuwait              RN 6808               1974
                                                         Malaysia            RN M/093116           1981
                                                         Mexico              RN 39918              1939
                                                         Mexico              RN 156614             1969
                                                         New Zealand         RN 131582             1980
                                                         Nigeria             RN 23849              1973
                                                         Paraguay            RN 185241             1996
                                                         Peru                RN 13454              1995
                                                         Philippines         RN 22830              1976
                                                         Poland              RN 82720              1992
                                                         Saudi Arabia        RN 94/22              1980
                                                         Singapore           RN 61098              1974
                                                         Slovakia            RN 173000             1992
                                                         South Africa        RN 66/5169            1966
                                                         South Africa        RN 67/1391            1967
                                                         South Korea         RN 129459             1986
                                                         Spain               RN 603129             1972
                                                         Sweden              RN 120581             1967
                                                         Taiwan              RN 328389             1986
                                                         Thailand            RN 86654              1981
                                                         Turkey              RN 46211              1972
                                                         Uruguay             RN 272.756            1996
                                                         Venezuela           RN 11934              1958
                                                         Venezuela           RN 22.662-D           1987

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     DURA SEAL               Argentina           RN 527070             1964
                                                         Australia           RN A166362            1961
                                                         Bahrain             RN 9655               1985
                                                         Benelux             RN 033986             1971
                                                         Brazil              RN 384364             1968
                                                         Canada              RN 9678               1937
                                                         China               RN 780617             1995
                                                         Czec. Republic      RN 178691             1992
                                                         Ecuador             RN 4759               1995
                                                         France              RN 47714              1939
                                                         Germany             RN 909544             1966
                                                         Great Britian       RN 609037             1940
                                                         Hungary             RN 136019             1992
                                                         India               RN 210230             1962
                                                         Indonesia           RN 120468             1977
                                                         Iran                RN 38061              1972
                                                         Israel              RN 36260              1972
                                                         Italy               RN 218995             1967
                                                         Japan               RN 557204             1960
                                                         Kuwait              RN 6807               1974
                                                         Mexico              RN 39919              1939
                                                         New Zealand         RN B131581            1980
                                                         Nigeria             RN 27231              1973
                                                         Paraguay            RN 181.028            1995
                                                         Peru                RN 13453              1995
                                                         Phillipines         RN 23124              1976
                                                         Poland              RN 82721              1992
                                                         Saudi Arabia        RN 92/23              1980
                                                         Singapore           RN 61099              1974
                                                         Slovakia            RN 175122             1992
                                                         South Africa        RN 63/0686            1963
                                                         South Korea         RN 129458             1986
                                                         Taiwan              RN 328388             1986
                                                         Thailand            RN 77295              1981
                                                         Turkey              RN 46426              1972
                                                         Venezuela           RN 11933              1939

Flowserve Management Company     DURCO                   China               358021                8/20/1989
                                                         France              1483334               9/9/1968
                                                         India               418546                3/5/1984
                                                         India               418547                3/5/1984
                                                         Italy               547399                9/9/1968
                                                         Mexico              90568                 8/13/1957
                                                         Mexico              90569                 10/19/1957
                                                         Taiwan              278199                5/16/1985
                                                         South Korea         104174                8/10/1984
                                                         UK                  782884                10/16/1958

Flowserve Management Company     DURCO (IN CHINESE)      China               358019                8/20/1989

Flowserve Management Company     DURCO-CAST              Canada              136531                7/10/1964

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     DURCO-D                 Argentina           1615654               9/16/1996
                                                         Argentina           156695                1/2/1996
                                                         Argentina           113245/8              10/28/1963
                                                         Australia           A172743               3/22/1962
                                                         Australia           A172744               3/22/1962
                                                         Benelux             40702                 5/28/1971
                                                         Brazil              750152842             2/16/1982
                                                         Brazil              004067282             9/2/1970
                                                         Brazil              3693198               3/11/1978
                                                         Canada              128754                11/6/1962
                                                         Chile               330102                4/28/1988
                                                         France              1389966               1/19/1987
                                                         Germany             783072                3/7/1963
                                                         India               215280                5/1/1963
                                                         International Reg   368605                3/25/1970
                                                         Italy               413319                3/6/1962
                                                         Mexico              110692                3/20/1962
                                                         Mexico              110691                3/20/1962
                                                         Peru                10765                 3/16/1972
                                                         Peru                10548                 3/16/1972
                                                         Peru                10766                 3/16/1972
                                                         South Africa        62/0682               3/5/1962
                                                         South Korea         165048                12/21/1988
                                                         Venezuela           44835                 4/8/1963
                                                         Venezuela           44836                 4/8/1963
                                                         Venezuela           44837                 4/8/1963
                                                         Venezuela           64187                 3/26/1971
                                                         UK                  833681                4/25/1962
                                                         UK                  846573                3/18/1963
                                                         UK                  850693                6/21/1963
                                                         UK                  950481                11/3/1969
                                                         UK                  833682                4/25/1962
                                                         UK                  833683                4/25/1962
                                                         UK                  846574                3/18/1963

Flowserve Management Company     DURCO-D (IN CHINESE)    China               258472                8/10/1986
                                                         China               259910                3/20/1996

Flowserve Management Company     DURCOMETER              Canada              TMA288833             1984

Flowserve Management Company     DURCON                  Canada              103755                7/6/1956
                                                         UK                  744126                7/6/1955

Flowserve Management Company     DURCOPUMP               Canada              UCA15306              7/18/1941
                                                         UK                  782885                10/16/1958

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     DURICHLOR               UK                  943818                6/9/1969
                                                         UK                  943819                6/9/1969
                                                         International Reg   368601                3/25/1970
                                                         Argentina           1315522               1988
                                                         Argentina           1315523               1988
                                                         Argentina           1315526               1988
                                                         Argentina           1315525               1988
                                                         Argentina           1315521               1988
                                                         France              1483333               1968
                                                         Italy               547398                1968

Flowserve Management Company     DURIMET                 Benelux             33460                 5/19/1971
                                                         South Korea         107674                11/29/1984
                                                         France              1483452               1968
                                                         Italy               0550084               1968

Flowserve Management Company     DURIRON                 Argentina           1315519               10/27/1988
                                                         Argentina           1315520               10/27/1988
                                                         Argentina           1315518               10/27/1988
                                                         Benelux             33452                 5/19/1971
                                                         Brazil              002468808             2/3/1981
                                                         Brazil              006075851             4/25/1985
                                                         Canada              TMDA29960             12/1/1921
                                                         Chile               326316                4/25/1957
                                                         Chile               357611                4/17/1970
                                                         France              1423120               6/18/1952
                                                         India               418545                3/5/1984
                                                         International Reg   368604                3/25/1970
                                                         Italy               339499                12/21/1956
                                                         Mexico              20277                 12/14/1921
                                                         South Africa        84/6546               7/24/1984
                                                         South Africa        84/6547               7/24/1984
                                                         South Korea         107833                12/6/1984
                                                         Spain               91228                 9/22/1932
                                                         Spain               86177                 7/7/1931
                                                         Spain               91227                 2/14/1933
                                                         Taiwan              268088                12/16/1984
                                                         UK                  421025                11/29/1921

Flowserve Management Company     DURIRON (IN CHINESE)    China               258471                8/10/1986
                                                         China               259911                8/20/1986
                                                         China               358018                8/20/1989

Flowserve Management Company     ENZINGER                Canada              RN 107692             1957

Flowserve Management Company     FIVE STAR SEAL          Canada              TMA373450             9/14/1990

Flowserve Management Company     FIVE STAR SEAL DESIGN   Canada              TMA370794             7/13/1990
                                 (DOUBLE)

Flowserve Management Company     FIVE STAR SEAL DESIGN   Canada              TMA371345             7/27/1990
                                 (SINGLE)

Flowserve Management Company     GASPAC                  Germany             396344321             10/15/1996

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Management Company     GASPAC                  Canada              467701                12/16/1996
                                                         UK                  2018793               4/26/1995
                                                         Malaysia            95/13380              12/8/1995
                                                         Singapore           11912/95

Flowserve Management Company     HELITORK                Canada              RN282225              1983
                                                         Italy               RN 413372             1986

Flowserve Management Company     LIFECHAMBER             Canada              RN TMA385799          1991
                                                         Canada              RN TMA398208          1992

Flowserve Management Company     LIFESHIELD              Canada              TMA425667             1994
                                                         Canada              TMA425661             1994

Flowserve Management Company     PETCH                   Indonesia           RN 268397             1991

Flowserve Management Company     SLEEVELINE              Benelux             RN 33459              1971
                                                         Canada              RN 171469             1970
                                                         France              RN 1483454            1968
                                                         Italy               RN 0550082            1968

Flowserve Management Company     T-LINE                  Canada              RN 173563             1970
                                                         France              RN 1483455            1978
                                                         Italy               RN 0550083            1968

Flowserve Management Company     UNITED                  Australia           RN A158675            1960
                                                         Benelux             RN 490849             1991
                                                         France              RN 1636285            1991
                                                         Iran                RN 73859              1994
                                                         Italy               RN 611343             1993
                                                         Mexico              RN 539198             1996
                                                         Thailand            RN TM42107            1995

Flowserve Management Company     UNITED CENTRIFUGAL      Argentina           1507406               2/28/1994

Flowserve Management Company     UNITED CENTRIFUGAL      Mexico              539199                11/6/1991

Flowserve Management Company     UNITED PUMPS            Canada              TMA409344             3/12/1993

Flowserve Management Company     WILSON-SNYDER           Mexico              514129                11/16/1995
                                                         India               270853B               8/13/1973

Flowserve Management Company     WILSON-SNYDER           China               244200                2/27/1996

Flowserve Management Company     UPC                     Canada              TMA452634             12/29/1995

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve Corporation            VALTEK                  UK                  1063895               6/4/1976
                                                         UK                  1063896               6/4/1976
                                                         UK                  1063897               6/4/1976
                                                         Australia           600966                11/25/1996
                                                         Brazil              817548130             2/25/1998
                                                         China               1177794               5/21/1998
                                                         Denmark             2020/74               6/28/1974
                                                         France              93477871              7/26/1993
                                                         Germany             20262319              4/15/1994
                                                         Italy               694721                7/2/1977
                                                         Japan               1407928               2/29/1980
                                                         Norway              89814                 12/14/1973
                                                         Sweden              146507                3/22/1974

Flowserve Corporation            VALTEK                  UK                  1063894               6/4/1976

Flowserve Corporation            DURCO-D                 Argentina           1615655               9/16/1996

Flowserve Corporation            FLOWSERVE               Argentina           1.721.932             2/16/1999
                                                         Argentina           1.721.931             2/16/1999
                                                         Australia           750973                7/3/1998
                                                         Canada              520991                1/4/2000
                                                         Chile               519.695               8/19/1998
                                                         Chile               519.696               8/19/1998
                                                         China               1279596               5/28/1999
                                                         China               1293761               7/14/1999
                                                         Czech Republic      217863                5/27/1999
                                                         European Com.       707901                12/16/1999
                                                         Hungary             156813                6/21/1999
                                                         Indonesia           432025                2/10/1998
                                                         Indonesia           432026                2/10/1998
                                                         Mexico              579538                6/29/1998
                                                         New Zealand         286127                6/20/1997
                                                         New Zealand         286128                6/17/1998
                                                         Norway              195411                1/21/1999
                                                         Peru                46832                 6/24/1998
                                                         Peru                46833                 6/24/1998
                                                         Singapore           T97/15408H            6/20/1997
                                                         Slovenia            Z9870142              10/5/1998
                                                         South Korea         443203                3/4/1999
                                                         South Korea         40-448007             5/18/1999
                                                         Switzerland         456623                10/12/1998

Flowserve FCD Corporation        AUTOMAX                 Benelux             542479                9/1/1994
                                                         Germany             2101813               11/21/1996
                                                         UK                  1555542               12/3/1993
                                                         UK                  1555501               12/3/1993
                                                         Saudi Arabia        316/55                8/8/1994
                                                         Saudi Arabia        316/56                8/8/1994
                                                         Singapore           S/9706/93             12/8/1993

Flowserve FCD Corporation        AUTOMAX (STYLIZED)      Australia           617760                12/3/1993
                                                         Australia           617761                12/3/1993
                                                         Italy               00678836              5/17/1996

                                                                             REGISTRATION          REGISTRATION
GRANTOR                          TRADEMARK               COUNTRY             NUMBER                DATE
-------                          ---------               -------             ------------          ------------
Flowserve FCD Corporation        AUTOMAX INC & DESIGN    France              93/495315             12/6/1993
                                                         South Korea         316236                6/26/1995
                                                         South Korea         307062                1/25/1995
                                                         South Africa        93/11482              12/3/1993
                                                         South Africa        93/11483              12/3/1993
                                                         Spain               1793584               12/9/1993
                                                         Spain               1793585               12/9/1993

Flowserve FCD Corporation        KAMMER                  Australia           A600968               9/19/1994
                                                         Brazil              817553762             12/19/1995
                                                         France              93477872              7/26/1993
                                                         Germany             2062764               4/20/1994
                                                         UK                  1527113               2/25/1993

Flowserve FSD Corporation        DURA                    Italy               RN 175446             1961

Flowserve FSD Corporation        DURAFITE                Canada              RN 179128             1971
                                                         Germany             RN 893562             1970

Flowserve FSD Corporation        DURAFLON                Argentina           RN 1073602             1984

Flowserve FSD Corporation        DURA HOOKS              Canada              RN 9928               1937

Flowserve FSD Corporation        DURA LAPPER             Canada              RN 141841             1965

Flowserve Corporation            QUADRA PRESS            Canada              RN 254349             1981

Flowserve RED Corporation        NONE

Flowserve FSD Corporation        NONE

Flowserve International, Inc.    NONE

BW/IP - New Mexico, Inc.         NONE

Flowserve International, LLC     NONE

Durametallic Australia Holding   NONE
Company

Flowserve Finance B.V.           NONE

Flowserve International
Limited                          NONE

                             A. FLOWSERVE TRADEMARKS

                       4. NON-U.S. TRADEMARK APPLICATIONS


          GRANTOR                              TRADEMARK            COUNTRY        APPLICATION NUMBER  FILING DATE
----------------------------              ------------------    ---------------    ------------------  -----------
Flowserve Management Company              BW SEALS              Malaysia              Pending             --

Flowserve Management Company              BW SEALS              Venezuela             666190              8/6/1999

Flowserve Management Company              BW/IP DESIGN          Malaysia              Pending             --
                                                                Malaysia              Pending             --

Flowserve Corporation                     VALTEK                India                 Pending             --

Flowserve Corporation                     FLOWSERVE & DESIGN    Brazil                Published           --
                                                                Brazil                Published           --

Flowserve Corporation                     FLOWSERVE             Brazil                Published           --
                                                                Brazil                Published           --
                                                                Croatia               Pending             --
                                                                India                 Pending             --
                                                                India                 Pending             --
                                                                Japan                 Published           --
                                                                Malaysia              Pending             --
                                                                Malaysia              Pending             --
                                                                Mexico                Pending             --
                                                                Morocco               Pending             --
                                                                Saudi Arabia          Pending             --
                                                                Saudi Arabia          Pending             --
                                                                Singapore             Published           --
                                                                Slovak Republic       Pending             --
                                                                Slovak Republic       Pending             --
                                                                South Africa          Pending             --
                                                                South Africa          Pending             --
                                                                Venezuela             Published           --
                                                                Venezuela             Published           --
                                                                Russian Fed           Pending             --

Flowserve FCD Corporation                 AUTOMAX               India                 Pending             --
                                                                India                 Pending             --
                                                                Singapore             Pending             --

Flowserve RED Corporation                 NONE

Flowserve FSD Corporation                 NONE

Flowserve International, Inc.             NONE

BW/IP - New Mexico, Inc.                  NONE

Flowserve International, LLC              NONE

Durametallic Australia Holding Company    NONE

Flowserve Finance B.V.                    NONE

Flowserve International Limited           NONE

                              B. INVATEC TRADEMARKS

                         1. U.S. TRADEMARK REGISTRATIONS


               GRANTOR                            TRADEMARK         REGISTRATION NUMBER   REGISTRATION DATE
-------------------------------------       ---------------------   -------------------   -----------------
Innovative Valve Technologies, Inc.         INNOVATIVE VALVE           2304575               12/28/99
                                            TECHNOLOGIES, INC.

Innovative Valve Technologies, Inc.         INVATEC                    2304574               12/28/99

Innovative Valve Technologies, Inc.         PWR.  SEAL TECHNOLOGY      2,283,194             10/15/99

The Safe Seal Company, Inc.                 SAFE SEAL & design         2,194,856             10/13/98

IPSCO Holding, Inc.                         IPSCO                      0753197               7/23/63

Plant Maintenance                           NONE

Varco Valve, Inc.                           NONE

Colonial Equipment & Service Co., Inc.      NONE

CECORP, Inc.                                NONE

DIVT Acquisition-Delaware, LLC              NONE

DIVT Subsidiary, LLC                        NONE

Southern Valve Service                      NONE

L.T. Koppl Industries                       NONE

Koppl Company                               NONE

Koppl Industrial Systems, Inc.              NONE

Harley Industries, Inc.                     NONE

Koppl Company of Arizona                    NONE

Seeley & Jones, Incorporated                NONE

GSV, Inc.                                   NONE

IPSCO-Florida, Inc.                         NONE

International Piping Services Company       NONE

Cypress Industries, Inc.                    NONE

DALCO, LLC                                  NONE

Plant Specialties, Inc.                     NONE

Energy Maintenance, Inc.                    NONE

Preventive Maintenance, Inc.                NONE

Production Machine Incorporated             NONE

ICE Liquidating, Inc.                       NONE

Valve Repair of South Carolina, Inc.        NONE

Flickinger-Benicia Inc.                     NONE

Puget Investments, Inc.                     NONE

Steam Line Supply & Rubber Co., Inc.        NONE

Flickinger Company                          NONE

Boyden Inc.                                 NONE

Valve Actuation & Repair Co.                NONE

                              B. INVATEC TRADEMARKS

                         2. U.S. TRADEMARK APPLICATIONS

                                      NONE

                       3. NON-U.S. TRADEMARK REGISTRATIONS

                                      NONE

                       4. NON-U.S. TRADEMARK APPLICATIONS

                                      NONE

                                C. IDP TRADEMARKS

                         1. U.S. TRADEMARK REGISTRATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).


      GRANTOR                       TRADEMARK        REGISTRATION NUMBER      REGISTRATION DATE
----------------------       ---------------------   -------------------      -----------------
Ingersoll-Dresser Pump         AKTIV-RUDER                      0695564            4/5/1960
Company

Ingersoll-Dresser Pump         BRUTE JR                         1778681            6/29/1993
Company

Ingersoll-Dresser Pump         CHEMLINER                        0973917            11/27/1973
Company

Ingersoll-Dresser Pump         CLEAN-LOCK                       1710041            8/25/1992
Company

Ingersoll-Dresser Pump         FAST RESPONSE CENTER             1121582            7/3/1979
Company

Ingersoll-Dresser Pump         GEAREX (STYLIZED)                0585955            2/23/1954
Company

Ingersoll-Dresser Pump         HYDREX                           0606355            5/24/1955
Company

Ingersoll-Dresser Pump         IDP LOGO                         1848852            8/9/1994
Company

Ingersoll-                     P & DESIGN                       0622620            3/6/1956
Dressner Pump
Company

Ingersoll-                     PACIFIC                          0591926            6/29/1954
Dresser Pump
Company

Ingersoll-                     PLEUGER                          2045357            3/18/1997
Dresser Pump
Company

Ingersoll-                     PUMPTRAC &                       2013429            11/5/1996
Dresser Pump                   DESIGN
Company

Ingersoll-                     SCIENCO                          1659448            10/8/1991
Dresser Pump
Company

Ingersoll-                     SIER-BATH                        0741577            12/4/1962
Dresser Pump
Company

Ingersoll-                     WESTERN                          1996129            8/20/1996
Dresser Pump                   LAND ROLLER
Company

Ingersoll-                     Worthington                      0641707            2/19/1957
Dresser Pump
Company

Ingersoll-                     WORTHINGTON                      0945715            10/24/1972
Dresser Pump                   N & W                            0692784            2/9/1960

IDP Alternate Energy Company   NONE

Energy Hydro, Inc.             NONE

Pump Investments, Inc.         NONE

                                C. IDP TRADEMARKS

                         2. U.S. TRADEMARK APPLICATIONS

            (All Ingersoll-Dresser Pump Company Intellectual Property
                 to be assigned to Flowserve Management Company
                           immediately after Closing).

     GRANTOR                  TRADEMARK         APPLICATION NUMBER        FILING DATE
--------------------        -------------       ------------------       -----------
Ingersoll-                  X-CAVALLOY          75707286                  5/17/1999
Dresser Pump
Company

Ingersoll-                  BARBARIAN           75676712                  4/7/1999
Dresser Pump
Company

Ingersoll-                  DESIGN              PENDING
Dresser Pump                (ILLUSTRATION
Company                     OF BARBARIAN)

Ingersoll-                  PROS+               75655861                  3/8/1999
Dresser Pump
Company

IDP Alternate Energy        NONE
Company

Energy Hydro, Inc.          NONE

Pump Investments, Inc.      NONE

                                C. IDP TRADEMARKS

                       3. NON-U.S. TRADEMARK REGISTRATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
Ingersoll-Dresser Pump     AKTIV-RUDER             Benelux               R237252               --
Company                                            France                R237252               --
                                                   Germany               664696                9/24/1951
                                                   Intern'l Design       R237252               11/21/1960
                                                   Spain                 R237252               --

Ingersoll-Dresser Pump     ALDRICH                 Canada                TMDA 39314            --
Company

Ingersoll-Dresser Pump     CAMERON                 Canada                121/28041             2/19/1986
Company

Ingersoll-Dresser Pump     CLEAN-LOCK              Canada                TMA392819             1/10/1992
Company                                                                  TMA450179             11/17/1995

Ingersoll-Dresser Pump     GEAREX                  Benelux               384827                9/28/1982
Company                                            Canada                132237                8/9/1963

Ingersoll-Dresser Pump     HYDREX                  Benelux               384828                9/28/1982
Company                                            Canada                134070                1/3/1964

Ingersoll-Dresser Pump     IDP INGERSOLL-DRESSER   Indonesia             365914                7/6/1995
Company                    PUMPS                   Indonesia             370229                7/6/1995
                                                   Indonesia             373167                7/6/1995

Ingersoll-Dresser          IDP LOGO                Algeria               049894                11/29/195
Pump Company                                       Argentina             1506140               2/28/1994
                                                   Argentina             1506141               2/28/1994
                                                   Australia             593536                1/5/1993
                                                   Australia             593538                1/5/1993
                                                   Australia             659118                1/5/1993
                                                   Austria               147697                6/23/1993
                                                   Benelux               528270                1/15/1993
                                                   Brazil                817240764             1/10/1995
                                                   Brazil                817240772             5/23/1995
                                                   Canada                TMA427902             5/27/1994
                                                   China                 798459                12/14/1995
                                                   China                 822508                3/14/1996
                                                   China                 799915                12/14/1995
                                                   Chile                 453959                12/11/1995
                                                   Chile                 467412                9/9/1996
                                                   Colombia              172195                1/26/1995
                                                   Colombia              171406                1/20/1995
                                                   Costa Rica            86750                 4/25/1994
                                                   Costa Rica            84221                 10/14/1993
                                                   Denmark               VR081491995           12/1/1995
                                                   Ecuador               1209-97               4/28/1997
                                                   Ecuador               550-97                4/28/1997
                                                   Ecuador               551-97                4/28/1997
                                                   Finland               143741                4/22/1996
                                                   France                93451897              1/22/1993
                                                   Germany               2075241               1/8/1993

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   Greece                124281                5/10/1995
                                                   Hong Kong             B04012/1997           6/8/1995
                                                   Hong Kong             B09594/1997           6/8/1995
                                                   Hong Kong             B09593/1997           6/8/1995
                                                   Hungary               147483                9/14/1995
                                                   Iran                  79008                 4/23/1996
                                                   Ireland, Rep. of      B1666568              4/25/1995
                                                   Ireland, Rep. of      202043                7/1/1996
                                                   Israel                98344                 4/30/1995
                                                   Israel                98345                 4/30/1995
                                                   Israel                98346                 4/30/1995
                                                   Italy                 666822                1/26/1993
                                                   Japan                 3225117               11/29/1996
                                                   Japan                 3265253               2/24/1997
                                                   Jordan                9172                  4/21/1996
                                                   Jordan                9171                  4/2/1996
                                                   Korea, South          330667                1/31/1996
                                                   Korea, South          28587                 9/14/1995
                                                   Korea, South          331768                1/18/1996
                                                   Mexico                438613                8/2/1993
                                                   Mexico                505029                3/25/1993
                                                   New Zealand           248571                4/27/1995
                                                   New Zealand           248572                4/27/1995
                                                   New Zealand           248573                4/27/1995
                                                   Nigeria               55389                 2/23/1993
                                                   Norway                179628                2/6/1997
                                                   Peru                  9342                  8/15/1994
                                                   Peru                  1790                  4/4/1994
                                                   Portugal              309651                5/6/1996
                                                   Portugal              309653                5/6/1996
                                                   Portugal              309654                5/6/1996
                                                   Romania               23417                 6/15/1994
                                                   Russian Fed.          132875                6/23/1994
                                                   Saudi Arabia          339/44                5/16/1995
                                                   Saudi Arabia          339/45                5/16/1995
                                                   Saudi Arabia          339/46                5/16/1995
                                                   Singapore             S/B275/93             1/13/1993
                                                   Singapore             T93/00274G            1/13/1993
                                                   South Africa          95/05647              5/2/1995
                                                   South Africa          95/05648              5/2/1995
                                                   South Africa          95/05649              5/2/1995
                                                   Spain                 1742151               1/29/1993
                                                   Spain                 1742152               1/29/1993
                                                   Sweden                311096                4/4/1996
                                                   Switzerland           403673                2/4/1993
                                                   Switzerland           409245                4/1/1993
                                                   Taiwan                74683                 3/1/1995
                                                   Taiwan                678390                4/15/1995
                                                   Taiwan                676627                3/31/1995
                                                   Thailand              261269                7/27/1994
                                                   Thailand              BOR2856               7/26/1994
                                                   Tunisia               951375                10/23/1995
                                                   Turkey                163994                9/18/1995

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   Turkey                170364                9/18/1995
                                                   UK                    B1523024              12/31/1992
                                                   Vietnam               10557                 3/20/1993
                                                   Zimbabwe              B679/94               5/11/1994
                                                   Zimbabwe              B680/94               5/11/1994
                                                   Zimbabwe              B681/94               5/11/1994

Ingersoll-                 MONOBLOC                Algeria               044988                2/19/1966
Dresser Pump                                       Austria               21508                 2/27/1951
Company                                            France                92423560              6/16/1992

Ingersoll-                 NIIGATA-                Japan                 49354                 1/14/1957
Dresser Pump               WORTHINGTON

Ingersoll-                 NIIGATA-                Japan                 494355                1/14/1957
Dresser Pump               WORTHINGTON
Company                    (KATAKANA)

Ingersoll-                 P & DESIGN              Colombia              125406                12/12/1988
Dresser Pump                                       Germany               1021743               2/18/1981
Company                                            Jordan                19659                 2/11/1982
                                                   Korea, South          83789                 9/10/1982
                                                   Germany               545478                1/24/1941
                                                   Japan                 176997                9/26/1984

Pleuger                    P & DESIGN              Mexico                253672                4/15/1980
Worthington
GMBH

Ingersoll-                 PACIFIC                 Argentina             1666563               9/30/1959
Dresser Pump                                       Argentina             1666564               9/30/1959
Company                                            Australia             A127250               4/11/1956
                                                   Austria               49220                 12/3/1962
                                                   Bangladesh            27507                 10/5/1988
                                                   Benelux               62720                 9/24/1971
                                                   Bolivia               54431-A               6/27/1989
                                                   Brazil                003391612             8/22/1956
                                                   Canada                NS68/17863            1/13/1943
                                                   Canada                128775                11/16/1962
                                                   Chile                 451999                12/10/1965
                                                   Colombia              139822                6/25/1992
                                                   Denmark               VR023321965           9/4/1965
                                                   Ecuador               710-90                4/6/1990
                                                   France                1719792               7/25/1980
                                                   Germany               688516                11/2/1954
                                                   Greece                33333                 4/3/1965
                                                   India                 210610                8/13/1962
                                                   Iran                  26725                 4/22/1965
                                                   Israel                24302                 3/21/1965
                                                   Italy                 694846                4/24/1954
                                                   Japan                 488284                9/19/1956
                                                   Korea, South          9723                  4/2/1965
                                                   Kuwait                2386                  10/17/1965
                                                   Mexico                80531                 11/10/1954
                                                   New Zealand           953440                7/5/1944
                                                   Norway                67207                 10/21/1965
                                                   Paraguay              134770                6/30/1989
                                                   Peru                  37498                 11/2/1965
                                                   Philippines           12329                 5/26/1966

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   Portugal              129783                5/25/1966
                                                   South Africa          62/2628               8/7/1962
                                                   Sweden                106339                5/31/1963
                                                   Taiwan                23742                 10/1/1966
                                                   Thailand              KOR29864              4/1/1995
                                                   Turkey                119076                5/12/1965
                                                   UK                    B751119               2/20/1956
                                                   Uruguay               303877                8/17/1966
                                                   Venezuela             31189-F               10/4/1956

Ingersoll-                 PACIFIC                 China                 530868                10/10/1990
Dresser Pump               (MANDARIN)
Company

Ingersoll-                 PLEMA                   France                R396448               --
Dresser Pump                                       Intern'l Design       R396448               12/19/1972
Company                                            Liechtenstein         R396448               --
                                                   Switzerland           R396448               --

Ingersoll-                 PLEUGER                 Algeria               R467259               --
Dresser Pump                                       Australia             A523499               11/16/1989
Company                                            Austria               R467267               --
                                                   Canada                280382                6/17/1983
                                                   Chile                 413406                9/27/1993
                                                   China                 530863                10/10/1990
                                                   Colombia              147082                5/21/1992
                                                   Czech Republic        166564                8/28/1986
                                                   Germany               1021744               2/18/1981
                                                   Greece                70143                 10/26/1981
                                                   Intern'l Design       R467269               9/28/1981
                                                   Italy                 R4672699              --
                                                   Japan                 1885896               8/28/1986
                                                   Japan                 2014542               1/26/1998
                                                   Japan                 2207997               1/30/1990
                                                   Jordan                20834                 4/20/1983
                                                   Korea, South          257166                1/13/1993
                                                   Korea, South          82705                 6/30/1982
                                                   Morocco               R467269               --
                                                   Portugal              215114                10/17/1988
                                                   Portugal              215113                10/17/1998
                                                   Romania               R467269               --
                                                   Slovenia              7881112               --
                                                   South Africa          81/8001               8/19/1981
                                                   Switzerland           R467269               --
                                                   Tunisia               R467269               --
                                                   UK                    1435951               8/13/1990
                                                   Venezuela             117058-F              4/18/1986
                                                   Venezuela             114275-F              9/23/1985
                                                   Yugoslavia            27109                 9/15/1983

Ingersoll-                 PLEUGER                 Argentina             1273631               3/7/1998
Dresser Pump                                       Argentina             1273632               3/7/1988
Company                                            Benelux               412115                9/23/1985
                                                   Japan                 2207997               6/30/1990
                                                   Mexico                269420                4/15/1980
                                                   Spain                 828086                9/30/1976
                                                   Spain                 828087                10/5/1978

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
Ingersoll-                 PLEUGER                 Slovak Republic       166564                8/28/1986
Dresser Pump
Company

Ingersoll-                 PLEUGER & P             Brazil                007230664             10/25/1980
Dresser Pump               (DESIGN)                Egypt                 65019                 12/15/1984
Company                                            France                1737816               10/9/1981
                                                   Jordan                28428                 12/3/1990
                                                   Jordan                28427                 12/3/1990

Ingersoll-                 PLEUGER & P             Philippines           39734                 6/27/1998
Dresser Pump               (DESIGN)
Company

Ingersoll-                 PLEUGER & P             Taiwan                172547                2/16/1982
Dresser Pump               DESIGN
Company

Ingersoll-                 PLEUGER &               Taiwan                172546                2/16/1982
Dresser Pump               PLEUGER SEE
Company                    REMARKS

Ingersoll-                 PLEUGER                 Taiwan                172545                2/16/1982
Dresser Pump               (CHINESE
Company                    CHARACTERS)

Ingersoll-                 PLEUGER                 China                 530870                10/10/1990
Dresser Pump               (MANDARIN)
Company

Ingersoll-                 PLEUGER-                Germany               521654                1/23/1940
Dresser Pump               PUMPE
Company

Ingersoll-                 SIER-BATH               Benelux               384826                9/28/1982
Dresser Pump                                       France                1420115               6/4/1962
Company                                            Germany               808839                5/2/1962
                                                   Italy                 409304                6/26/1962
                                                   Japan                 652223                9/8/1964
                                                   Canada                TMA453078             1/26/1996
Ingersoll-                 WASSERSTAN              Germany               454359                1/12/1933
Dresser Pump               DSWACHTER
Company
Ingersoll-                 WORTHINGTON             Algeria               052062                1/10/1952
Dresser Pump                                       Australia             A32253                --
Company                                            Austria               24604                 11/30/1951
                                                   Brazil                003299457             4/16/1966
                                                   Canada                TMDA02715             7/16/1986
                                                   Egypt                 9511                  6/23/1943
                                                   France                1719794               3/9/1990
                                                   Germany               785822                10/17/1962
                                                   Germany               631079                10/18/1962
                                                   India                 7542                  11/9/1942
                                                   Ireland, Rep. of      48179
                                                   Ireland, Rep. of      32244                 10/27/1984
                                                   Italy                 334337                6/21/1956
                                                   Morocco               45536                 11/1/1990
                                                   New Zealand           B20315                7/5/1937
                                                   Norway                10709
                                                   Paraguay              167252                4/17/1983

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   South Africa          997/21
                                                   South Africa          88/1404               2/24/1988
                                                   Sweden                75754                 4/2/1954
                                                   Tanganyika            18465                 12/31/1980
                                                   Tanganyika            18467                 12/31/1980
                                                   Thailand              KOR64963              9/29/1994
                                                   Trinidad &
                                                     Tobago              85/21                 12/15/1921
                                                   Tunisia               EE95.1547             1/27/2022
                                                   Turkey                83509                 11/30/1944
                                                   Uganda                15292                 2/14/1980
                                                   UK                    418012                8/26/1921
                                                   UK                    40477                 10/27/1984
                                                   UK                    2104125               7/2/1996
                                                   Uruguay               313638                1/31/1957
                                                   Venezuela             14197                 --
                                                   Zanzibar              81/1987               12/19/1980
                                                   Zanzibar              82/1987               12/19/1980

Ingersoll-                 WORTHINGTON             Algeria               047465                9/24/1966
Dresser Pump               N & W                   Argentina             1563127               11/23/1959
Company                    (DESIGN)                Argentina             1551784               1/31/1995
                                                   Argentina             1626931               11/23/1959
                                                   Australia             A175418               8/13/1962
                                                   Austria               41819                 8/3/1959
                                                   Bangladesh            29796                 11/28/1989
                                                   Benelux               105862                12/31/1971
                                                   Bolivia               51199-C               4/2/1991
                                                   Brazil                003013529             7/13/1964
                                                   Canada                125466                2/16/1962
                                                   Chile                 351922                6/5/1959
                                                   China                 503488                11/10/1989
                                                   Colombia              44963                 12/3/1959
                                                   Costa Rica            77072                 9/12/1991
                                                   Cuba                  107546                5/6/1964
                                                   Denmark               VR195901859           10/10/1959
                                                   Ecuador               1372-95               7/11/1960
                                                   Finland               40461                 3/21/1963
                                                   France                1261905               4/20/1959
                                                   Germany               775252                6/26/1959
                                                   Greece                24454                 6/17/1959
                                                   Guatemala             48989                 8/16/1985
                                                   Hong Kong             724/1965              8/28/1962
                                                   India                 211269                9/13/1962
                                                   Iran                  19478                 6/20/1959
                                                   Ireland, Rep. of      72136                 5/12/1966
                                                   Israel                17813                 6/26/1959
                                                   Israel                17814                 6/26/1959
                                                   Italy                 374820                6/19/1959
                                                   Jamaica               8031                  12/8/1959
                                                   Japan                 638392                3/9/1964
                                                   Korea, South          189582                3/19/1990
                                                   Malaysia              88/04833              9/19/1988
                                                   Mexico                246309                12/13/1979

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   Mexico                345651                9/11/1986
                                                   New Zealand           B71515                8/10/1962
                                                   Nicaragua             10061                 10/23/1959
                                                   Norway                54110                 6/17/1959
                                                   Pakistan              37565                 8/22/1962
                                                   Panama                8642                  4/12/1965
                                                   Paraguay              137393                7/6/1989
                                                   Peru                  057243                4/29/1985
                                                   Portugal              178044                10/4/1962
                                                   Puerto Rico           12247                 8/30/1962
                                                   Romania               R2665                 11/17/1951
                                                   Samoa                 1272                  6/7/1974
                                                   South Africa          88/1405               2/24/1988
                                                   Spain                 407727                1/9/1963
                                                   Spain                 407725                1/9/1963
                                                   Spain                 407724                1/9/1963
                                                   Spain                 407729                1/15/1963
                                                   Spain                 407730                3/20/1967
                                                   Spain                 407728                8/28/1962
                                                   Sweden                89544                 5/20/1960
                                                   Switzerland           320566                1/18/1962
                                                   Syria                 10572                 8/5/1959
                                                   Taiwan                354221                1/16/1987
                                                   Tanganyika            18466                 12/31/1980
                                                   Turkey                108317                2/16/1962
                                                   Uganda                15291                 2/14/1980
                                                   UK                    B839392               9/18/1962
                                                   Uruguay               280992                8/31/1964
                                                   Venezuela             43704F                2/4/1963
                                                   Zanzibar              83/1987               12/19/1980
                                                   Zimbabwe              B112/88               3/4/1988

Ingersoll-                 WORTHINGTON             China                 530869                10/9/1990
Dresser Pump               (MANDARIN)
Company

Ingersoll-                 WORTHINGTON             Malaysia              M/82471               5/25/1979
Dresser Pump               SIMPSON                 Malaysia              M/82472               5/25/1979
Company                                            Malaysia              M/82470               5/25/1979
                                                   Singapore             S/1348/85             3/28/1985
                                                   Singapore             S/1349/85             3/28/1985
                                                   Singapore             01350                 3/28/1985
                                                   Singapore             01351                 3/28/1985
                                                   Singapore             80485                 5/23/1979
                                                   Singapore             80488                 5/23/1979
                                                   Singapore             80486                 5/23/1979
                                                   Singapore             80487                 5/23/1979
                                                   UK                    899194                9/8/1966
                                                   UK                    899195                9/8/1966
                                                   UK                    899196                9/8/1966
                                                   UK                    899197                9/8/1966

Ingersoll-                 WORTHITE                Algeria               044987                6/17/1948
Dresser Pump
Company

Ingersoll- Dresser         X-CAVALLOY              Austria               161571                12/31/1995
Pump Company                                       Benelux               581951                8/3/1995

       GRANTOR                  TRADEMARK              COUNTRY       REGISTRATION NUMBER   REGISTRATION DATE
----------------------     --------------------    ---------------   -------------------   -----------------
                                                   China                 1289361               6/28/1999
                                                   Denmark               VR015321998           3/27/1998
                                                   Finland               212294                12/15/1998
                                                   France                95584375              8/10/1995
                                                   Germany               39531732              8/2/2005
                                                   Italy                 730621                9/20/1995
                                                   Japan                 4312981               9/10/1999
                                                   Korea, South          436662                12/30/1998
                                                   Mexico                577363                3/9/1998
                                                   Norway                190988                6/18/1998
                                                   Poland                R-103163              8/25/1995
                                                   Portugal              311811                7/9/1996
                                                   Spain                 1980408               8/3/1995
                                                   Switzerland           430859                7/28/1995
                                                   UK                    2028853               3/29/1996

IDP Alternate Energy       NONE
Company

Energy Hydro, Inc.         NONE

Pump Investments, Inc.     NONE

                                C. IDP TRADEMARKS

                       4. NON-U.S. TRADEMARK APPLICATIONS

           (All Ingersoll-Dresser Pump Company Patents to be assigned to Flowserve Management Company immediately after Closing).

                                                                       APPLICATION    FILING
     GRANTOR                 TRADEMARK               COUNTRY             NUMBER        DATE
-----------------          -------------           ------------        -----------    -------
Ingersoll-Dresser          IDP LOGO                Egypt                 PENDING
Pump Company                                       Egypt                 PENDING
                                                   Egypt                 PENDING
                                                   India                 PENDING
                                                   Kuwait                PENDING
                                                   Kuwait                PENDING
                                                   Kuwait                PENDING
                                                   Lebanon               PENDING
                                                   Malaysia              PENDING
                                                   Malaysia              PENDING
                                                   Malaysia              PENDING
                                                   Pakistan              PENDING
                                                   Qatar                 PENDING
                                                   Qatar                 PENDING
                                                   Qatar                 PENDING
                                                   Venezuela             PENDING
                                                   Venezuela             PENDING

Ingersoll-                 PLEUGER                 Bosnia-Herz.          PENDING        --
Dresser Pump                                       Croatia               PENDING
Company                                                                                 --

Ingersoll-                 WORTHINGTON             Philippines           PENDING
Dresser Pump               N & W
Company                    (DESIGN)

Ingersoll-                 X-CAVALLOY              Brazil                PENDING
Dresser Pump                                       Canada                PUBLISHED
Company                                            Czech Republic        PUBLISHED
                                                   India                 PENDING
                                                   Romania               PENDING
                                                   Slovak Rep.           PENDING
                                                   South Africa          PENDING
                                                   Sweden                PENDING
                                                   Taiwan                PUBLISHED
                                                   Turkey                PENDING
                                                   Venezuela             PUBLISHED

IDP Alternate Energy       NONE
Company

Energy Hydro, Inc.         NONE

Pump Investments, Inc.     NONE

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT

                                    LICENSES


--------------------------------------------------------------------------------
                                     PART I

                 A. LICENSES / SUBLICENSES OF FLOWSERVE GRANTORS

                                  1. COPYRIGHTS

                                      None

                                   2. PATENTS


FLOWSERVE INTERNATIONAL, INC.



                                DATE OF                                    APPLICATION DATE       APPLICATION/PATENT
     LICENSEE NAME         LICENSE/SUBLICENSE     TITLE OF U.S. PATENT     FILED/ISSUE DATE            NUMBER
     -------------         ------------------     --------------------     ----------------       ------------------


    Mitsubishi Heavy             9/24/87             Not Specified
     Industries

United Pumps of Canada,          8/13/91                   "
          Ltd.

  BW Mechanical Seals            1/1/93                    "
   (S.E.A.) PTE, Ltd.

BW/IP de Venezuela S.A.          Undated                   "

  BW/IP International            1/1/93                    "
   B.V. (Netherlands)

  BW/IP International,           1/1/93                    "
          Ltd.

EMCO Fluid Systems, Inc.         8/1/87                    "

      Borg Warner                1/1/81                    "
     Australia Ltd.

FLOWSERVE FSD CORPORATION


                                                                                  APPLICATION
                                                                                      DATE
                               DATE OF          TITLE OF NON-U.S.                  FILED/ISSUE    APPLICATION/PATENT
    LICENSEE NAME         LICENSE/SUBLICENSE         PATENT           COUNTRY         DATE              NUMBER
------------------------  ------------------    -----------------     -------     ------------    -------------------

     Arabian Seals             12/18/91         Self-Cooled Seal
    Company Limited                               Bellows Seal
                                                      Face

                                                  Arrangement

                                                  Bellows Seal
                                                  Tapered Seat

                                                 HSB Dura Seal

                                                Integral Pumping
                                                     Device
                                                    (XRO/RA)

                                                      Seal
                                                Arrangement for
                                                   Mill Roll

                                                    Coolant
                                                Circulation Tube

                                                 Bearing Guard

   Korea Seal Master            1/8/90            Dry Running
       Co. Ltd.                                       Seal

                                                Split Mixer Seal

                                                Split Pump Seal

                                                 Bearing Guard

                                                      High
                                                  Performance

                                                   Split Seal

                                                  Dry Running
                                                      Seal

Durametallic India Ltd.        11/24/75          Not Specified

  Petech/Durametallic          6/30/89          Petch Split Seal    New Zealand
  (New Zealand) Ltd.

  Petech/Durametallic          6/30/89          Thermal Bushing      Australia
 (Australia) Pty Ltd.

                                                Integral Pumping     Australia
                                                    Feature

                                                 Magnetic Seal       Australia        1989            4,795,168

   Durametallic Asia            9/1/83          Mechanical Seal      Malaysia                         MY-104440A
       Pte. Ltd.

                                  3. TRADEMARKS

FLOWSERVE INTERNATIONAL, INC.



                                                                           APPLICATION DATE
                                DATE OF              TITLE OF U.S.        FILED/REGISTRATION        APPLICATION/
     LICENSEE NAME         LICENSE/SUBLICENSE          TRADEMARK                 DATE            REGISTRATION NUMBER
     -------------         ------------------        -------------        -------------------    -------------------

    Mitsubishi Heavy             9/24/87             Not Specified
       Industries

 PT BW Mechanical Seals          12/1/93                   "
       Indonesia

  BW Mechanical Seals            1/1/93                    "
   (S.E.A.) PTE, Ltd.

BW/IP de Venezuela S.A.          Undated                   "

BW/IP International B.V.         1/1/93                    "

  BW/IP International,           1/1/93                    "
          Ltd.

EMCO Fluid Systems, Inc.         8/1/87                    "

      Borg Warner                1/1/81
     Australia Ltd.



FLOWSERVE FSD CORPORATION


                                                                                       APPLICATION
                                                                                        DATE FILED/      APPLICATION/
  LICENSEE NAME AND            DATE OF            TITLE OF NON-U.S.                    REGISTRATION      REGISTRATION
        ADDRESS           LICENSE/SUBLICENSE        TRADEMARK          COUNTRY            DATE              NUMBER

 Arabian Seals Company         12/18/91           Not Specified
        Limited

 Korea Seal Master Co.          1/8/90                  "
         Ltd.

  Petech/Durametallic          6/30/89              Dura Seal        New Zealand          1980          RN B131581
  (New Zealand) Ltd.                              Durametallic       New Zealand

                                                    Durafite         New Zealand

  Petech/Durametallic          6/30/89              Dura Seal         Australia           1961          RN A166362

 (Australia) Pty Ltd.                             Durametallic        Australia           1974          RN A208222

                                                   Dura Lapper        Australia

                                                    Durafite          Australia

   Durametallic Asia            9/1/83              BW Seals          Singapore         B4733/92         6/24/1992

       Pte. Ltd.                                BW/IP (Stylized)      Singapore         B4732/92         6/24/1992

                                                  Durametallic        Singapore         RN 61098           1974
                                                    Dura Seal         Singapore         RN 61099           1974

                                                    Flowserve         Singapore        T97/15408H        6/20/1997

                                                     Automax          Singapore        S/9706/93         12/8/1993

                                                  Byron Jackson        Malaysia         M/B73923         1/6/1977

                                                  Byron Jackson        Malaysia         M/B73924         1/6/1997

                                                  Durametallic        Malayasia       RN M/093116          1981

                                                BW/IP (Stylized)      Indonesia          280410          10/2/1992


                                                                                       APPLICATION
                                                                                        DATE FILED/      APPLICATION/
  LICENSEE NAME AND            DATE OF            TITLE OF NON-U.S.                    REGISTRATION      REGISTRATION
        ADDRESS           LICENSE/SUBLICENSE        TRADEMARK          COUNTRY            DATE              NUMBER
  -----------------       ------------------      -----------------    -------         ------------      ------------

                                                  Byron Jackson       Indonesia          403517          11/6/1997

                                                  Durametallic        Indonesia        RN 116961           1997

                                                    Dura Seal         Indonesia        RN 120468           1977

                                                    Flowserve         Indonesia          432025          2/10/1998

                                                    Flowserve         Indonesia          432026          2/10/1998

                                                BW/IP (Stylized)       Thailand          44725           8/2/1995

                                                  Byron Jackson        Thailand          55986           1/14/1977

                                                  Durametallic         Thailand         RN 86654           1981

                                                    Dura Seal          Thailand         RN 77295           1981

                                                     United            Thailand        RN TM42107          1995

                                                    BW Seals         Philippines         58015           5/12/1994

                                                BW/IP (Stylized)     Philippines         55437           6/21/1993

                                                  Byron Jackson      Philippines         35460           3/5/1986

                                                  Durametallic       Philippines        RN 22830           1976

                                                    Dura Seal        Philippines        RN 23124           1976

     Durametallic               9/1/89            Not Specified
      Europe N.V.

   Durametallic GmbH            1/1/90              Durafite           Germany         RN 893562           1970
       (Germany)


                  B. LICENSES / SUBLICENSES OF INVATEC GRANTORS


                                  1. COPYRIGHTS


                                      None

                                   2. PATENTS

                                      None


                                  3. TRADEMARKS

                                      None

                    C. LICENSES / SUBLICENSES OF IDP GRANTORS


                                  1. COPYRIGHTS


                                      None

                                   2. PATENTS

                                      None

                                  3. TRADEMARKS

                                      None

                                     PART 2
--------------------------------------------------------------------------------

                A. LICENSES / SUBLICENSES OF FLOWSERVE GRANTORS
                           AS LICENSEE ON DATE HEREOF


                                  1. COPYRIGHTS


                                      None

                                   2. PATENTS

FLOWSERVE INTERNATIONAL, INC.



                                DATE OF                                    APPLICATION DATE     APPLICATION/PATENT
     LICENSOR NAME         LICENSE/SUBLICENSE     TITLE OF U.S. PATENT     FILED/ISSUE DATE            NUMBER
     --------------        ------------------     --------------------     ----------------     ------------------

      Technip and                9/13/95             Not Specified
  Snamprogetti S.p.A.

  BW Mechanical Seals            1/1/91                    "

   Ebara Corporation             11/9/92                   "



                                  3. TRADEMARKS

FLOWSERVE INTERNATIONAL, INC.


                                                                           APPLICATION DATE
                                DATE OF              TITLE OF U.S.        FILED/REGISTRATION        APPLICATION/
     LICENSOR NAME         LICENSE/SUBLICENSE          TRADEMARK                 DATE            REGISTRATION NUMBER
     -------------         -------------------       -------------        ------------------     -------------------

    BW/Abahsain Seal             Undated             Not Specified
     Company, Ltd.

  BW Mechanical Seals            1/1/91                    "

   Ebara Corporation             11/9/92                   "

                  B. LICENSES / SUBLICENSES OF INVATEC GRANTORS
                           AS LICENSEE ON DATE HEREOF


                                  1. COPYRIGHTS


                                      None

                                   2. PATENTS

                                      None


                                  3. TRADEMARKS

                                      None

                   B. LICENSES / SUBLICENSES OF IDP GRANTORS
                           AS LICENSEE ON DATE HEREOF


                                  1. COPYRIGHTS


                                      None

                                   2. PATENTS


                                      None

                                  3. TRADEMARKS


                                      None

                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT

                                     PATENTS

                              A. FLOWSERVE PATENTS

                          1. U.S. PATENT REGISTRATIONS

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    HALL EFFECT MONITORING OF BEARINGS          5336996                 8/9/1994
Company                 SUPPORTING A ROTOR WITHIN A STATIONARY
                        HOUSING

Flowserve Management    METHOD FOR INDUCTION MELTING REACTIVE       4738713                 1/4/1994
Company                 METALS AND ALLOYS (2 RE-EXAMS OF U.S.
                        PATENT NO.  4,738,713)

Flowserve Management    METHOD FOR INDUCTION MELTING REACTIVE       4738713                 4/19/1988
Company                 METALS AND ALLOYS

Flowserve Management    POLYMERIC FLUOROCARBON                      4312961                 1/26/1982
Company                 ROTOMOLDING/ROTOLINING  COMPOSITION

Flowserve Management    METHOD OF JOINING MATERIALS BY MECHANICAL   4560607                 12/24/1985
Company                 INTERLOCK AND ARTICLE

Flowserve Management    ADJUSTABLE BALL VALVE                       5746417                 5/5/1998
Company

Flowserve Management    PLUG VALVE ASSEMBLY                         4055324                 10/25/1977
Company

Flowserve Management    HIGH PERFORMANCE BUTTERFLY VALVE            6029949                 2/29/2000
Company

Flowserve Management    FIRE RESISTANT SEAL FOR FLOW CONTROL VALVE  4373543                 2/15/1983
Company

Flowserve Management    PLUG VALVE                                  4711264                 12/8/1987
Company

Flowserve Management    LINED CORROSION RESISTANT PUMP              4722664                 2/2/1988
Company

Flowserve Management    SEAL CHAMBER SPLASH GUARD                   5807086                 9/15/1998
Company

Flowserve Management    HEAT TREATMENT OF CAST ALPHA / BETA         5900083                 5/4/1999
Company                 METALS AND METAL ALLOYS AND CAST ARTICLES
                        WHICH HAVE BEEN SO TREATED

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    METHOD OF APPARATUS TO FACILITATE THE       5062439                 11/5/1991
Company                 INJECTION OF SEALANT INTO A PRESSURIZED     5052427                 10/1/1991
                        FLUID MEMBER

Flowserve Management    METHOD OF APPARATUS TO FACILITATE THE       RE35116                 10/1/1991
Company                 INJECTION OF SEALANT INTO A PRESSURIZED
                        FLUID MEMBER
                        (Reissue of U.S. 5052427)

Flowserve Management    FRICTION WELDING                            5558265                 9/24/1996
Company                 APPARATUS                                   5735447                 4/7/1998

Flowserve Management    MECHANICAL SEAL WITH IMPROVED FACE RING     4,261,581               1981
Company                 MOUNTING.

Flowserve Management    CABLE GUIDE FOR A TUBULAR ANODE             4,268,371               1981
Company

Flowserve Management    THRUST BEARING ARRANGEMENT                  4363608                 1982
Company

Flowserve Management    TAPERED SEAL SEAT BETWEEN STATIONARY        4,364,571               1982
Company                 INSERT AND GLAND

Flowserve Management    BACK-UP MECHANICAL SEAL                     189746                  1983
Company

Flowserve Management    MECHANICAL SEALS FOR USE WITH SLURRY PUMPS  4418919 (RE32646)       Issued 1983
Company                                                                                     (RE1988)

Flowserve Management    IMPROVED MECHANICAL SEAL                    4,418,921               1983
Company

Flowserve Management    IMPROVED MECHANICAL SEAL ASSEMBLY           4426092                 1984
Company

Flowserve Management    MECHANICAL SEAL ASSEMBLY                    4448428                 1984
Company

Flowserve Management    VACUUM BREAKER VALVE WITH INTERNALLY        4502503                 1985
Company                 BALANCED DISC.

Flowserve Management    PUMP-MECHANICAL SEAL CONSTRUCTION WITH      4509773                 1985
Company                 AXIAL ADJUSTMENT MEANS

Flowserve Management    MECHANICAL SEAL WITH CYLINDRICAL BALANCE    4511149                 1985
Company                 SLEEVE

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    HYDRAULIC PROXIMITY PROBE                   4,523,451               1985
Company

Flowserve Management    SHAFT SEAL                                  4,538,820               1985
Company

Flowserve Management    MECHANICAL SEAL ASSEMBLY WITH COOLANT       4,560,173               1985
Company                 CIRCULATION STRUCTURE

Flowserve Management    DOUBLE DISC GATE VALVE                      4,573,660               1986
Company

Flowserve Management    IMPROVED MECHANICAL SEAL                    4586719                 1986
Company

Flowserve Management    PUMP IMPROVEMENT                            4,621,981               1986
Company

Flowserve Management    ADJUSTABLE STATOR MECHANISM FOR HIGH        4,629,396               1986
Company                 PRESSURE RADIAL TURBINES AND THE LIKE

Flowserve Management    MECHANICAL SEAL WITH AUTOMATIC GAP          4,643,437               1987
Company                 CONVERGENCE CONTROL

Flowserve Management    IMPROVED MECHANICAL SEAL FOR PUMPS AND      4,653,980               1987
Company                 METHOD OF FABRICATING SAME

Flowserve Management    HYDROSTATIC BEARING FOR PUMPS AND THE LIKE  4684318                 1987
Company

Flowserve Management    PUMP CONSTRUCTION                           4688990                 1987
Company

Flowserve Management    ADAPTIVE CONTROL SYSTEM FOR MECHANICAL      4,691,276               1987
Company                 SEAL ASSEMBLY

Flowserve Management    ISOSTATIC MOLDING AND BONDING               4,701,291               1987
Company

Flowserve Management    IMPROVER MECHANICAL SEAL FOR PUMPS          4,703,939               1987
Company

Flowserve Management    PLUG VALVE                                  4,711,264               1987
Company

Flowserve Management    MECHANICAL SEAL ASSEMBLY WITH COOLANT       4,721,311               1988
Company                 CIRCULATION TUBE

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    FLUID FLOW CONTROL MEANS FOR PUMPS AND      4,721,435               1988
Company                 THE LIKE

Flowserve Management    FACE SEAL WITH AUTOMATIC FACE CONVERGENCE   4722534                 1988
Company                 MEANS

Flowserve Management    BEARING PROTECTOR                           4,743,034               1988
Company

Flowserve Management    BELLOWS MECHANICAL SEAL WITH INACTIVE       4,744,569               1988
Company                 DIAPHRAGMS

Flowserve Management    LOW NOISE PLUG VALVE                        4,774,984               1988
Company

Flowserve Management    PUMP WITH HEAT EXCHANGER                    4,775,293               1988
Company

Flowserve Management    MAGNETIC SEAL ASSEMBLY                      4,795,168               1989
Company

Flowserve Management    MECHANICAL SEAL LUBRICATION IMPROVEMENT     4,804,194               1989
Company

Flowserve Management    PUMP HOUSING, MOULD PARTS OF A MOULD WALL   4,869,643
Company                 FOR A PUMP HOUSING AND METHOD OF
                        MANUFACTURING A PUMP HOUSING

Flowserve Management    BELLOWS SEAL WITH VIBRATION DAMPER          4,890,851               1990
Company

Flowserve Management    BEARING PROTECTOR WITH SLINGER RING         4,890,941               1990
Company

Flowserve Management    CROSS-FLOW TRAP                             4,923,487               1990
Company

Flowserve Management    PUMP WITH HEAT EXCHANGER                    4,932,836               1990
Company

Flowserve Management    LIGHTWEIGHT HYDROGEL-BOUND                  4,963,515               1990
Company                 AGGREGATESHAPES AND PROCESS FOR PRODUCING
                        SAME

Flowserve Management    FLUID HANDLING APPARATUS WITH SHAFT         4,964,646               1990
Company                 SLEEVE AND EXTENSION

Flowserve Management    MULTI-ELEMENT, BI-DIRECTIONAL VALVE SEAT    4,968,001               1990
Company

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    FILTER LEAF                                 4,968,423               1990
Company

Flowserve Management    MECHANICAL SEAL ASSEMBLY                    4,971,337               1990
Company

Flowserve Management    REDUCTION OF TRANSIENT THERMAL STRESSES     4,997,341               1991
Company                 IN MACHINE COMPONENTS

Flowserve Management    HOUSING SEAL CHAMBER BODY                   5,035,436
Company

Flowserve Management    PUMP HOUSING, MOULD PARTS OF A MOULD WALL   5,035,574               1991
Company                 FOR A PUMP HOUSING AND METHOD OF
                        MANUFACTURING A PUMP HOUSING

Flowserve Management    REDUCTION OF TRANSIENT THERMAL STRESSES     5,072,608               1991
Company                 IN MACHINE COMPONENTS

Flowserve Management    MECHANICAL SEAL                             5,076,589               1991
Company

Flowserve Management    PUMP WITH SEAL PURGE HEATER                 5,143,515               1992
Company

Flowserve Management    PRESSURE RECOVERY SEAL                      5,193,974               1993
Company

Flowserve Management    HEAT EXCHANGER THERMAL SHIELD WITH FLOW     5,246,337               1993
Company                 GUIDE

Flowserve Management    BEARING PROTECTION DEVICE                   5,290,047               1994
Company

Flowserve Management    SEMI-CARTRIDGE SEAL                         5,294,132               1994
Company

Flowserve Management    METHOD FOR CONSTRUCTING A PUMPING           5,304,034               1994
Company                 INSTALLATION

Flowserve Management    MULTI-STAGE CENTRIFUGAL PUMP                5,340,272               1994
Company

Flowserve Management    NON-CANTACTING FACE SEAL                    5,370,403               1994
Company

Flowserve Management    BALL VALVE COUPLING                         5,386,967               1995
Company

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    FLUID FILM SEAL                             5,388,843               1995
Company

Flowserve Management    PUMP WITH MEDIUM TIGHT SHELL AND VENTING    5,435,701               1995
Company                 MEANS

Flowserve Management    PUMP WITH MEDIUM TIGHT SHELL AND VENTING    2,274,683
Company                 MEANS

Flowserve Management    IMPROVED EFFICIENCY MULTI-STAGE PUMP        5,445,494               1995
Company

Flowserve Management    SHAFT ALIGNMENT DEVICE                      5,479,718               1996
Company

Flowserve Management    SECONDARY GAS/LIQUID MECHANICAL SEAL        5,487,550               1996
Company                 ASSEMBLY

Flowserve Management    DOUBLE GAS BARRIER SEAL                     5,498,007               1996
Company

Flowserve Management    FACE SEAL WITH ANGLED GROOVES               5,531,458               1996
Company

Flowserve Management    NON-CONTACTING SEAL WITH CENTERING SPRING   5,533,739               1996
Company                 MOUNTED IN DOVETAILED GROOVED

Flowserve Management    FACE RING RETAINER ARRANGEMENT FOR          5,551,708               1996
Company                 MECHANICAL SEAL

Flowserve Management    ENCLOSURE FOR BRITTLE MECHANICAL SEAL       5,556,110               1996
Company                 FACE MATERIALS

Flowserve Management    FACE SEAL WITH ANGLED GROOVES AND SHALLOW   5,556,111               1996
Company                 ANNULAR GROOVE

Flowserve Management    MECHANICAL SEAL WITH SPRING DRIVE           5,558,342               1996
Company

Flowserve Management    MECHANICAL SEAL WITH SPRING DRIVE           2,305,982
Company

Flowserve Management    SECONDARY SEAL FOR NON-CONTACTING FACE      5,560,622               1996
Company                 SEAL ASSEMBLY

Flowserve Management    BACK UP SEAL FOR SEALING BETWEEN A SHAFT    5,562,294               1996
Company                 AND HOUSING

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    PUMP BOX WITH REPLACABLE EROSION PROTECTOR  5,630,699               1997
Company

Flowserve Management    VALVE TRIM                                  5,732,738               1998
Company

Flowserve Management    GUIDED GATE VALVE                           5,704,594               1998
Company

Flowserve Management    DIAMETRIC PLANE SPLIT MECHANICAL FACE SEAL  5,716,054               1998
Company

Flowserve Management    FACE SEAL WITH ANGLED GROOVES AND SHALLOW   5,702,110               1997
Company                 ANNULAR GROOVE

Flowserve Management    MECHANICAL SEAL WITH CONTROLLER FOR         5,762,342               1998
Company                 REGULATING FACE CONTACT PRESSURE

Flowserve Management    SPIRAL GROOVE FACE SEAL                     5,722,665               1998
Company

Flowserve Management    MECHANICAL SEAL FOR WATER PUMP OF HEAVY     5,797,602               1998
Company                 DUTY VEHICLE

Flowserve Management    GREASE SEAL                                 5,803,463               1998
Company

Flowserve Management    GUIDED GATE VALVE                           5,820,106               1998
Company

Flowserve Management    METHOD FOR FORMING A WAVY FACE RING         5,833,518               1998
Company

Flowserve Management    GUIDED GATE VALVE                           5,836,569               1998
Company

Flowserve Management    HEAT EXCHANGER BAFFLE DESIGN                5,845,704               1999
Company

Flowserve Management    DOUBLE GAS SEAL WITH BELLOWS SUPPORTED BY   5,924,697               1999
Company                 BACKING AND SUPPORT RINGS

Flowserve Management    DOUBLE GAS SEAL HAVING AN IMPROVED          5,941,531               1999
Company                 BELLOWS ARRANGEMENT

Flowserve Management    WAVY FACE RING                              5,947,481               1999
Company

GRANTOR                 PATENT NAME                                 PATENT NUMBER           ISSUE DATE
-------                 -----------                                 -------------           ----------
Flowserve Management    SPLIT MECHANICAL FACE SEAL AND METHOD OF    5,961,122               1999
Company                 ASSEMBLY THEREOF

Flowserve Management    HYBRID FLOATING BRUSH SEAL                  5,997,004               1999
Company

Flowserve FCD           VALVE POSITIONER HAVING ADJUSTABLE GAIN     5345856                 9/13/1994
Corporation

Flowserve FCD           LOCKOUT MODULES                             5116018                 5/26/1992
Corporation                                                         5236172                 8/17/1993

Flowserve FCD           FLUID VALVES                                5566923                 10/22/1996
Corporation                                                         5386967                 2/7/1995

Flowserve FCD           INNER-LOOP VALVE SPOOL POSITIONING          5884894                 3/23/1999
Corporation             CONTROL APPARATUS

Flowserve FCD           UNITARY FLUID FLOW PRODUCTION AND CONTROL   5307288                 4/26/1994
Corporation             SYSTEM

Flowserve FCD           INTEGRATED PROCESS CONTROL VALVE            5251148                 10/5/1993
Corporation

Flowserve FCD           PNUMATIC VALVE POSITIONER WITH ADJUSTABLE   5974945                 11/2/1999
Corporation             GAIN

Flowserve FCD           FLUID PRESSURE MODULATOR                    5282489                 2/1/1994
Corporation

Flowserve FCD           ANTI-CAVITATION LOW-NOISE CONTROL VALVE     4567915                 2/4/1986
Corporation             CAGE TRIM FOR HIGH PRESSURE REDUCING
                        SERVICE IN LIQUID OR GASEOUS FLOW

Flowserve RED           NONE
Corporation

Flowserve FSD           NONE
Corporation

Flowserve               NONE
International, Inc.

BW/IP - New Mexico,     NONE
Inc.

Flowserve               NONE
International, LLC

Durametallic            NONE
Australia Holding
Company

Flowserve Finance B.V.  NONE

Flowserve               NONE
International Limited

                              A. FLOWSERVE PATENTS

                           2. U.S. PATENT APPLICATIONS


                                                                    PATENT
                                                                    APPLICATION
GRANTOR                 PATENT NAME                                 NUMBER                  FILING DATE
-------                 -----------                                 ------                  -----------
Flowserve Management    SHAFT GUARD                                 Pending                 --
Company

Flowserve Management    HERMATICALLY SEALED PUMP WITH NON-WETTED    Pending                 --
Company                 MOTOR

Flowserve Management    PUMP ASSEMBLY INCLUDING INTEGRATED ADAPTER  Pending                 --
Company

Flowserve RED           NONE
Corporation

Flowserve FSD           NONE
Corporation

Flowserve               NONE
International, Inc.

BW/IP - New Mexico,     NONE
Inc.

Flowserve               NONE
International, LLC

Durametallic            NONE
Australia Holding
Company

Flowserve Finance B.V.  NONE

Flowserve               NONE
International Limited

                              A. FLOWSERVE PATENTS

                        3. NON-U.S. PATENT REGISTRATIONS


                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          METHOD FOR INDUCTION MELTING        Australia        608785              4/18/1991
Management         REACTIVE METALS AND ALLOYS          Canada           1329990             6/7/1994
Company                                                Japan            2128541             4/25/1997

Flowserve          PTFE LINED BEARING GUIDE            Canada           1185306             4/9/1985
Management
Company

Flowserve          METHOD OF APPARATUS TO FACILITATE   Australia        659607              6/14/1995
Management         THE INJECTION OF SEALANT INTO A
Company            PRESSURIZED FLUID MEMBER

Flowserve          MECHANICAL SEAL WITH IMPROVED       Canada           1,150,744
Management         FACE RING MOUNTING.
Company

Flowserve          CABLE GUIDE FOR A TUBULAR ANODE     Canada           1,151,592
Management
Company

Flowserve          THRUST BEARING ARRANGEMENT          Australia        542077
Management                                             Canada           1,177,511
Company                                                France           82/06671
                                                       Germany          DE3212985
                                                       Holland          189.424
                                                       Japan            1,545,335
                                                       Switzerland      660,063
                                                       UK               2,097,069

Flowserve          BACK-UP MECHANICAL SEAL             Canada           1629982
Management                                             Jap
Company

Flowserve          MECHANICAL SEALS FOR USE WITH       Australia        59595
Management         SLURRY PUMPS                        Australia        571185
Company                                                Canada           1,245,684
                                                       Chile            4334.411
                                                       European (FR,    0 120 158
                                                       GB, DE & NL)
                                                       Finland          75,910
                                                       Finland          78,540
                                                       Finland          79,174
                                                       Finland          78,539
                                                       Japan            1667198
                                                       Japan            1634296
                                                       Japan            1736046
                                                       South Africa     83/6670
                                                       Spain            527.055
                                                       Spain            529.137

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          IMPROVED MECHANICAL SEAL            Canada           1,193,629
Management
Company

Flowserve          IMPROVED MECHANICAL SEAL ASSEMBLY   Canada           1179700
Management                                             European (FR,    0079116
Company                                                DE, NL & GB)
                                                       Japan            1937277

Flowserve          MECHANICAL SEAL ASSEMBLY            Canada           1,214,479
Management                                             European (FR,    0 086 561
Company                                                DE, GB, IT &
                                                       SE)
                                                       Japan            1751474

Flowserve          PUMP-MECHANICAL SEAL CONSTRUCTION   Australian       571306
Management         WITH AXIAL ADJUSTMENT MEANS         Canada           1,262,741
Company                                                Chile            35,365
                                                       European (FR,    0 164 177
                                                       IT, NL, GB, &
                                                       DE)
                                                       Finland          79,897
                                                       Japan            1,858,616
                                                       South Africa     85/0651
                                                       Spain            540.004

Flowserve          MECHANICAL SEAL WITH CYLINDRICAL    Canada South     1,244,848
Management         BALANCE SLEEVE                      Korea            52236
Company                                                Spain            536.339

Flowserve          HYDRAULIC PROXIMITY PROBE           Australia        574,394
Management                                             Canada           1212439
Company

Flowserve          SHAFT SEAL                          Canada           1,244,849
Management
Company

Flowserve          MECHANICAL SEAL ASSEMBLY WITH       Australia        577,241
Management         COOLANT CIRCULATION STRUCTURE       Canada           1,266,689
Company                                                India            164,831
                                                       Mexico           163,522
                                                       South Korea      29998
                                                       Venezuela        47.826

Flowserve          MECHANICAL SEAL ASSEMBLY WITH       Canada           1,181,779
Management         INTEGRAL PUMPING  DEVICE
Company

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          IMPROVED MECHANICAL SEAL            Argentina        233.760
Management                                             Australia        566210
Company                                                Australia        574828
                                                       Canada           1,245,685
                                                       Canada           1,257,308
                                                       European- (FR,   0 134 068
                                                       NL, CH, GB &
                                                       DE)
                                                       European- (FR,   0 177 161
                                                       NL, CH, GB &
                                                       DE)
                                                       Japan            818323
                                                       South Korea      48362
                                                       Spain            532.612
                                                       Spain            543.022

Flowserve          PUMP IMPROVEMENT                    Germany          DE3337839
Management                                             Japan            Japan
Company

Flowserve          ADJUSTABLE STATOR MECHANISM FOR     Australia        575434
Management         HIGH PRESSURE RADIAL TURBINES AND   Canada           1,209,049
Company            THE LIKE                            European (FR,    0179 580
                                                       NL, CH, GB &
                                                       DE)

Flowserve          MECHANICAL SEAL WITH AUTOMATIC      UK
Management         GAP CONVERGENCE CONTROL             Germany
Company                                                Japan

Flowserve          CARTRIDGE TYPE ROTARY SHORT SEAL    Canada           1,219,887
Management         WITH BEARING AND BELLOWS
Company

Flowserve          IMPROVED MECHANICAL SEAL FOR        Australia        589205
Management         PUMPS AND METHOD OF FABRICATING     Canada           1,325,648
Company            SAME                                European (FR,    0 213 888
                                                       IT, NL, GB &
                                                       DE)              162197
                                                       Japan            48,575
                                                       Venezuela

Flowserve          HYDROSTATIC BEARING FOR PUMPS AND   Canada           1245508
Management         THE LIKE                            European (FR,    0163434
Company                                                NL, SE, CH, GB
                                                       & DE)

Flowserve          PUMP CONSTRUCTION                   Canada           1235606
Management                                             Italy            1175589
Company                                                Spain            535.437

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          ADAPTIVE CONTROL SYSTEM FOR         Argentina        241,549
Management         MECHANICAL SEAL ASSEMBLY            Australia        580191
Company                                                Canada           1,282,476
                                                       China            86106617
                                                       European (FR,    0 220 531
                                                       DE, GB, NL,
                                                       IT, CH & ES)
                                                       Finland          85620
                                                       India            167,664
                                                       Israel           P/80053
                                                       Japan            178535
                                                       South Africa     86/7396
                                                       South Korea      75164

Flowserve          IMPROVER MECHANICAL SEAL FOR PUMPS  Australia        57720
Management                                             Canada           1,335,112
Company                                                France           86 10016

Flowserve          FLUID FLOW CONTROL MEANS FOR        Canada           1,255,152
Management         PUMPS AND THE LIKE                  (European (FR,   0 244 082
Company                                                DE, GB, NL, SE
                                                       & CH)

Flowserve          BEARING PROTECTOR                   Brazil           P18801288
Management                                             Canada           1,281,757
Company                                                India            168269
                                                       Mexico           166,30

Flowserve          BELLOWS MECHANICAL SEAL WITH        Argentina        239.145
Management         INACTIVE DIAPHRAGMS                 Australia        603426
Company                                                Canada           1,295,642
                                                       Europe (DE,      0 312 184
                                                       NL, IT, ES &
                                                       GB)

Flowserve          PUMP WITH HEAT EXCHANGER            Canada           1,332,035
Management                                             Canada           1,319,564
Company                                                Canada           1,332, 034
                                                       European         0 283 292
                                                       France           FR283292
                                                       Germany          P3872903.2
                                                       Japan            1873188
                                                       Netherlands      NL283292
                                                       Spain            ES283292
                                                       Switzerland      CH283292
                                                       United Kingdom   GB283292

Flowserve          MAGNETIC SEAL ASSEMBLY              Canada           1,319,715
Management                                             India            169679
Company                                                Mexico           172056
                                                       South Korea      55753

Flowserve          MECHANICAL SEAL LUBRICATION         Canada
Management         IMPROVEMENT
Company

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          PUMP HOUSING, MOULD PARTS OF A      Australia        563,613
Management         MOULD WALL FOR A PUMP HOUSING AND   Austria          010128B2
Company            METHOD OF MANUFACTURING A PUMP      Canada           1,221,877
                   HOUSING                             Belgium          563,613
                                                       EPO              0101628B2
                                                       Germany          0101628B2
                                                       Great Britain    0101628B2
                                                       France           0101628B2
                                                       Holland          0101628B2
                                                       Italy            0101628B2
                                                       Japan            16.17.833
                                                       Luxembourg       0101628B2
                                                       Sweden           0101628B2
                                                       Switzerland      0101626B2

Flowserve          BELLOWS SEAL WITH VIBRATION DAMPER  Argentina        243,657
Management                                             Australia        620005
Company                                                Brazil           P19000187
                                                       Mexico           167641
                                                       India
                                                       South Korea

Flowserve          FILTER LEAF                         Canadian         1,304,007
Management
Company

Flowserve          MECHANICAL SEAL ASSEMBLY            Australia        610397
Management                                             Brazil           PI89023781
Company                                                Canada           1312345
                                                       Columbia         23758
                                                       European         0 345 944
                                                       Malaysia         MY-104440A
                                                       South Africa     89/3818
                                                       Japan

Flowserve          HOUSING SEAL CHAMBER BODY           Canada           2,020,421
Management
Company

Flowserve          MECHANICAL SEAL                     Belgium          0 446 531
Management                                             European         0 446 531
Company                                                France           0 446 531
                                                       Germany          P69025168.8-08
                                                       Spain            0 446 531
                                                       Switzerland      0 446 531
                                                       Japan

Flowserve          PUMP WITH SEAL PURGE HEATER
Management                                             European         0 470 747
Company

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Flowserve          IMPROVED EFFICIENCY MULTI-STAGE     Belgium
Management         PUMP                                UK
Company                                                France
                                                       Germany
                                                       Netherlands
                                                       Italy
                                                       Spain
                                                       Switzerland

Flowserve          ENCLOSURE FOR BRITTLE MECHANICAL    Europe           0 659 251
Management         SEAL FACE MATERIALS                 France           0 659 251
Company

Flowserve          FACE SEAL WITH ANGLED GROOVES AND   Australia        685,502
Management         SHALLOW ANNULAR GROOVE
Company

Flowserve          MECHANICAL SEAL WITH SPRING DRIVE   UK               2,305,982
Management
Company

Flowserve FCD      INNER-LOOP VALVE SPOOL              EP               Published           --
Corporation        POSITIONING CONTROL APPARATUS

Flowserve FCD      INTEGRATED PROCESS CONTROL VALVE    Australia        653151              6/17/1999
Corporation                                            Brazil           Appealed            --
                                                       Canada           Allowed             --
                                                       Japan            2772159             4/17/1998
                                                       France (EP)      0462432             12/9/1998
                                                       DE (EP)          69130592.7          12/9/1998
                                                       GB (EP)          0462432             12/9/1998
                                                       Italy (EP)       0462432             12/9/1998
                                                       NL (EP)          0462432             12/9/1998

Flowserve FCD      ANTI-CAVITATION LOW-NOISE CONTROL   Brazil           PI8505165           9/25/1990
Corporation        VALVE CAGE TRIM FOR HIGH PRESSURE   France (EP)      0174340             5/31/1989
                   REDUCING SERVICE IN LIQUID OR       DE (EP)          P3570722.4          5/31/1989
                   GASEOUS FLOW                        GB (EP)          01743402.4          5/31/1989
                                                       Japan            1780112             8/13/1993
                                                       Germany          0174340
                                                       Australia        568,054
                                                       Canada           1,237,634
                                                       Italy            1,214,484


Flowserve RED      NONE
Corporation

Flowserve FSD      NONE
Corporation

Flowserve          NONE
International,
Inc.

BW/IP - New        NONE
Mexico, Inc.

Flowserve          NONE
International,
LLC

                                                                        PATENT
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              ISSUE DATE
-------            -----------                         -------          ------              ----------
Durametallic       NONE
Australia
Holding Company

Flowserve          NONE
Finance B.V.

Flowserve          NONE
International
Limited

                              A. FLOWSERVE PATENTS

                         4. NON-U.S. PATENT APPLICATIONS


                                                                        PATENT
                                                                        APPLICATION         FILING
GRANTOR            PATENT NAME                         COUNTRY          NUMBER              DATE
-------            -----------                         -------          ------              ----
Flowserve          METHOD OF APPARATUS TO FACILITATE   Canada           Pending             --
Management         THE INJECTION OF SEALANT INTO A     Japan            Pending             --
Company            PRESSURIZED FLUID MEMBER

Flowserve          FRICTION WELDING                    Canada           Pending             --
Management         APPARATUS                           IN               Pending             --
Company

Flowserve RED      NONE
Corporation

Flowserve FSD      NONE
Corporation

Flowserve          NONE
International,
Inc.

BW/IP - New        NONE
Mexico, Inc.

Flowserve          NONE
International,
LLC

Durametallic       NONE
Australia
Holding Company

Flowserve          NONE
Finance B.V.

Flowserve          NONE
International
Limited

                               B. INVATEC PATENTS

                          1. U.S. PATENT REGISTRATIONS


                                                             PATENT
GRANTOR                       PATENT NAME                    NUMBER                ISSUE DATE
-------                       -----------                    ------                ----------
The Safe Seal Company, Inc.   FRICTION WELDING APPARATUS     5,558,265             2/4/94
                              (Apparatus)

The Safe Seal Company, Inc.   FRICTION WELDING APPARATUS     5,735,447             9/23/96
                              (Method)

The Safe Seal Company, Inc.   METHOD AND APPARATUS TO        5,062,439             6/14/90
                              FACILITATE THE INJECTION OF
                              SEALANT INTO A PRESSURIZED
                              FLUID MEMBER

The Safe Seal Company, Inc    METHOD AND APPARATUS TO        5,052,427             9/20/90
                              FACILITATE THE INJECTION OF    RE 35116
                              SEALANT INTO A PRESSURIZED
                              FLUID MEMBER

Innovative Valve              NONE
Technologies, Inc.

Plant Maintenance, Inc.       NONE

Varco Valve, Inc.             NONE

Colonial Equipment &          NONE
Service Co., Inc.

CECORP, Inc.                  NONE

DIVT Acquisition-Delaware,    NONE
LLC

DIVT Subsidiary, LLC          NONE

Southern Valve Service, Inc.  NONE

L.T. Koppl Industries         NONE

Harley Industries, Inc.       NONE

Koppl Company of Arizona      NONE

Seeley & Jones, Incorporated  NONE

GSV, Inc.                     NONE

IPSCO-Florida, Inc.           NONE

International Piping          NONE
Sevices Company

Cypress Industries, Inc.      NONE

DALCO, LLC                    NONE

Plant Specialties, Inc.       NONE

Energy Maintenance, Inc.      NONE

                                                             PATENT
GRANTOR                       PATENT NAME                    NUMBER                ISSUE DATE
-------                       -----------                    ------                ----------
Preventive Maintenance, Inc.  NONE

Production Machine            NONE
Incorporated

ICE Liquidating, Inc.         NONE

Valve Repair of South         NONE
Carolina, Inc.

Flickinger-Benicia Inc.       NONE

Puget Investments, Inc.       NONE

Steam Supply & Rubber Co.,    NONE
Inc.

Flickinger Company            NONE

Boyden Inc.                   NONE

Valve Actuation & Repair      NONE
Company, Inc.

                               B. INVATEC PATENTS

                           2. U.S. PATENT APPLICATIONS

                                      NONE

                        3. NON-U.S. PATENT REGISTRATIONS

GRANTOR                 PATENT NAME                    COUNTRY        PATENT NUMBER       ISSUE DATE
-------                 -----------                    -------        -------------       ----------
The Safe Seal           METHOD AND APPARATUS TO        Australia      659607              issue date 6/14/95
Company, Inc.           FACILITATE THE INJECTION OF
                        SEALANT INTO A PRESSURIZED     Europe         EP 053839-B1        issue date 6/14/96
                        FLUID MEMBER

Innovative Valve        NONE
Technologies, Inc.

Plant Maintenance,      NONE
Inc.

Varco Valve, Inc.       NONE

Colonial Equipment      NONE
& Service Co., Inc.

CECORP, Inc.            NONE

DIVT                    NONE
Acquisition-Delaware,
LLC

DIVT Subsidiary, LLC    NONE

Southern Valve          NONE
Service, Inc.

L.T. Koppl              NONE
Industries

Harley Industries,      NONE
Inc.

Koppl Company of        NONE
Arizona

Seeley & Jones,         NONE
Incorporated

GSV, Inc.               NONE

IPSCO-Florida, Inc.     NONE

International           NONE
Piping Sevices
Company

Cypress Industries,     NONE
Inc.

DALCO, LLC              NONE


GRANTOR                 PATENT NAME                    COUNTRY        PATENT NUMBER       ISSUE DATE
-------                 -----------                    -------        -------------       ----------

Plant Specialties,      NONE
Inc.

Energy Maintenance,     NONE
Inc.

Preventive              NONE
Maintenance, Inc.

Production Machine      NONE
Incorporated

ICE Liquidating,        NONE
Inc.

Valve Repair of         NONE
South Carolina, Inc.

Flickinger-Benicia      NONE
Inc.

Puget Investments,      NONE
Inc.

Steam Supply &          NONE
Rubber Co., Inc.

Flickinger Company      NONE

Boyden Inc.             NONE

Valve Actuation &       NONE
Repair Company, Inc.

                               B. INVATEC PATENTS

                         4. NON-U.S. PATENT APPLICATIONS

                                                                    PATENT
     GRANTOR               PATENT NAME               COUNTRY        APPLICATION NUMBER         FILING DATE
     -------               -----------               -------        ------------------         -----------
     The Safe Seal         FRICTION WELDING          Canada         pending                    2/3/95
     Company, Inc.         APPARATUS                 India          pending                    2/3/95

     The Safe Seal         METHOD AND APPARATUS TO   Japan          pending                    6/14/91
     Company, Inc.         FACILITATE THE
                           INJECTION OF SEALANT
                           INTO A PRESSURIZED
                           FLUID MEMBER

     Innovative Valve      NONE
     Technologies, Inc.

     Plant Maintenance,    NONE
     Inc.

     Varco Valve, Inc.     NONE

     Colonial Equipment    NONE
     & Service Co., Inc.

     CECORP, Inc.          NONE

     DIVT                  NONE
     Acquisition-Delaware,
     LLC

     DIVT Subsidiary, LLC  NONE

     Southern Valve        NONE
     Service, Inc.

     L.T. Koppl            NONE
     Industries

     Harley Industries,    NONE
     Inc.

     Koppl Company of      NONE
     Arizona

     Seeley & Jones,       NONE
     Incorporated

     GSV, Inc.             NONE

     IPSCO-Florida, Inc.   NONE

     International         NONE
     Piping Services
     Company

     Cypress Industries,   NONE
     Inc.

     DALCO, LLC            NONE

                                                                    PATENT
     GRANTOR               PATENT NAME               COUNTRY        APPLICATION NUMBER         FILING DATE
     -------               -----------               -------        ------------------         -----------
     Plant Specialties,    NONE
     Inc.

     Energy Maintenance,   NONE
     Inc.

     Preventive            NONE
     Maintenance, Inc.

     Production Machine    NONE
     Incorporated

     ICE Liquidating,      NONE
     Inc.

     Valve Repair of       NONE
     South Carolina, Inc.

     Flickinger-Benicia    NONE
     Inc.

     Puget Investments,    NONE
     Inc.

     Steam Supply &        NONE
     Rubber Co., Inc.

     Flickinger Company    NONE

     Boyden Inc.           NONE

     Valve Actuation &     NONE
     Repair Company, Inc.

                                 C. IDP PATENTS

                          1. U.S. PATENT REGISTRATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).

     GRANTOR                   PATENT                       PATENT NUMBER           ISSUE DATE
     -------                   ------                       -------------           ----------
     Ingersoll-                IMPELLAR FOR                 2068854
     Dresser Pump              CENTRIFUGAL                  5192193                 3/9/1993
     Company                   PUMPS

     Ingersoll-                MAGNETICALLY                 5248245                 9/28/1993
     Dresser Pump              COUPLED
     Company                   CENTRIFUGAL
                               PUMP WITH
                               IMPROVED
                               COOLING AND
                               LUBRICATION

     Ingersoll-                CENTRIFUGAL                  5344285                 9/6/1994
     Dresser Pump              PUMP WITH
     Company                   MONOLITHIC
                               DIFFUSER AND
                               RETURN VANE
                               CHANNEL RING
                               MEMBER

     Ingersoll-                CENTRIFUGAL                  5456577                 10/10/1995
     Dresser Pump              PUMP WITH
     Company                   RESILIENTLY
                               BIASING DIFFUSER

     Ingersoll-                CENTRIFUGAL                  5385445                 1/31/1995
     Dresser Pump              PUMP
     Company

     Ingersoll-
     Dresser Pump              BUSHING                      357030                  4/14/1995
     Company

     Ingersoll-                CAVITATION                   5514329                 5/7/1996
     Dresser Pump              RESISTANT FLUID
     Company                   IMPELLERS AND
                               METHOD FOR
                               MAKING SAME

     Ingersoll-                CENTRIFUGAL                  5871332                 2/16/1999
     Dresser Pump              PUMP
     Company

     Ingersoll-                FLUID JET                    5816505                 10/6/1998
     Dresser Pump              DECOKING TOOL
     Company

     Ingersoll-                OPEN BOWL FOR A              ALLOWED                 11/30/1999
     Dresser Pump              VERTICAL                     5993153
     Company                   TURBINE PUMP

     GRANTOR                   PATENT                       PATENT NUMBER           ISSUE DATE
     -------                   ------                       -------------           ----------

     Ingersoll-                CONSTANT FLOW CASCADE        5779005                 7/14/1998
     Dresser Pump              LUBRICATION
     Company                   SYSTEM

     Ingersoll-                FRONT- REMOVABLE BEARING     5944482                 8/31/1999
     Dresser Pump              HOUSING FOR VERTICAL
     Company                   TURBINE PUMP

     Ingersoll-                MULTI-STAGE VERTICAL         ALLOWED
     Dresser Pump              TURBINE PUMP
     Company                   WITH COMMINUTION

     Ingersoll-                ROTO-DYNAMIC                 4375937                 3/8/1983
     Dresser Pump              PUMP WITH
     Company                   BACKFLOW
                               RECIRCULATOR

     Ingersoll-                PUMPING APPARATUS            4557669                 12/10/1985
     Dresser Pump
     Company

     Ingersoll-                PUMPING SYSTEM               4570833                 2/18/1986
     Dresser Pump
     Company

     Ingersoll-                PUMP WITH REPLACEABLE        4614481                 9/30/1986
     Dresser Pump              CARTRIDGE
     Company

     Ingersoll-                PUMPING SYSTEM WITH          4685592                 8/11/1987
     Dresser Pump              CONTROL VALVE
     Company

     Ingersoll-                RETURNABLE CONTAINER SYSTEM  4804109                 2/14/1989
     Dresser Pump
     Company

     Ingersoll-                DETACHABLE CHEMICAL SPRAYER  4826083                 5/2/1989
     Dresser Pump
     Company

     Ingersoll-                QUICK AND DRY                4986304                 1/22/1991
     Dresser Pump              COUPLING                     5168897                 12/8/1992
     Company                                                5092363                 3/3/1992

     Ingersoll-                JOURNAL BEARING              5683185                 11/4/1997
     Dresser Pump              RETAINER
     Company                   SYSTEM WITH
                               ECCENTRIC
                               LOCK

     Ingersoll-                TAMPER EVIDENT               5160054                 11/3/1992
     Dresser Pump              VENT SYSTEM
     Company                   FOR CONTAINERS

     Ingersoll- Dresser Pump   COMPACT INTERBOWL ASSEMBLY   5921750                 7/13/1999
     Company                   COUPLED FOR VERTICAL

     GRANTOR                   PATENT                       PATENT NUMBER           ISSUE DATE
     -------                   ------                       -------------           ----------
                               TURBINE PUMPS

     Ingersoll-                FITTING FOR                  5186365                 2/16/1993
     Dresser Pump              EMPTYING A
     Company                   CONTAINER

     Ingersoll-                SEAL ENGAGING                5184747                 2/9/1993
     Dresser Pump              RING                         354681
     Company                                                358988

     Ingersoll-                SEALLESS PUMP                5297940                 3/29/1994
     Dresser Pump              CORROSION
     Company                   DETECTOR

     Ingersoll-                MAGNETICALLY                 5269664                 12/14/1993
     Dresser Pump              COUPLED
     Company                   CENTRIFUGAL
                               PUMP

     Ingersoll-                PUMP W/FAILURE               5366351                 11/12/1994
     Dresser Pump              RESPONSIVE                   5450987                 9/19/1995
     Company                   DISCHARGE
                               VALVE

     Ingersoll-                SYSTEM FOR                   5638285                 6/10/1997
     Dresser Pump              DISPENSING DRY
     Company                   AGRICULTURAL
                               CHEMICALS

     Ingersoll-                METHOD FOR                   5737221                 4/7/1998
     Dresser Pump              DISPENSING DRY
     Company                   GRANULAR
                               MATERIALS

     Ingersoll-                METERING DEVICE              5524794                 6/11/1996
     Dresser Pump              FOR GRANULAR
     Company                   MATERIALS

     Ingersoll-                POWER                        5539669                 7/23/1996
     Dresser Pump              SEQUENCING
     Company                   METHOD FOR
                               ELECTRO-
                               MECHANICAL
                               DISPENSING DEVICE

     Ingersoll-                ENCAPSULATED                 5831364                 11/3/1998
     Dresser Pump              MAGNET CARRIER
     Company

     Ingersoll-                METHOD FOR                   5964028                 10/12/1999
     Dresser Pump              MAKING AN
     Company                   ENCAPSULATED
                               MAGNET CARRIER

     Ingersoll-                BEARING AND                  5667357                 9/16/1997
     Dresser Pump Company      SEAL PERCOLATOR FOR A
                               CENTRIFUGAL
                               PUMP

     Ingersoll-                CENTRIFUGAL
     Dresser Pump              PUMP
     Company

     Ingersoll-                PUMP IMPELLER                5605444                 2/25/1997
     Dresser Pump              HAVING SEPARATE
     Company                   OFFSET INLET

     GRANTOR                   PATENT                       PATENT NUMBER           ISSUE DATE
     -------                   ------                       -------------           ----------
                               VANES

     Ingersoll-                CENTRIFUGAL                  6012909                 1/11/2000
     Dresser Pump              PUMP WITH AN
     Company                   AXIAL-FIELD
                               INTEGRAL MOTOR
                               COOLED BY
                               WORKING FLUID

     Ingersoll-                SYSTEM FOR                   5641011                 6/24/1999
     Dresser                   TRANSPORTING
     Pump                      AND DISPENSING
     COMPANY                   GRANULAR
                               MATERIALS (2385-
                               ID-IP and 2450-
                               ID0IP WERE
                               COMBINED INTO
                               THIS DOCKET)

     Ingersoll-                DIAPHRAGM FOR                5951267                 9/14/1999
     Dresser Pump              SEAL-LESS
     Company                   INTEGRAL-MOTOR
                               PUMP (PIERCEY
                               FROM KAMAN
                               ELECTRO-MAGNETICS
                               HUSON, MA)

     Ingersoll-                POLYMER-BACKED               6024494
     Dresser Pump Company      THRUST BEARINGS

     Ingersoll-                TRANSFER VALVE               5687782                 11/18/1997
     Dresser Pump              FOR A GRANULAR
     Company                   MATERIALS
                               DISPENSING
                               SYSTEM

     Ingersoll-                INTEGRAL CLOSE               5788473                 8/4/1998
     Dresser Pump              COUPLING FOR A
     Company                   ROTARY GEAR
                               PUMP

     Ingersoll-                BUTTONS FOR                  5927860                 7/27/1999
     Dresser Pump              PRODUCT
     Company                   LUBRICATED
                               THRUST
                               BEARINGS

     Ingersoll-                COLUMN INSERT                4391475                 7/15/1983
     Dresser Pump Company      BEARING HOUSING

     Ingersoll-                FIBER-FILLED                 4767277                 8/30/1998
     Dresser Pump Company      POLYMER IMPELLER

     Ingersoll-                LUBRICATION                  4466508                 8/21/1984
     Dresser Pump Company      DEVICE

     Ingersoll-                HIGH SPEED                   4389160                 6/21/1983
     Dresser Pump              CENTRIFUGAL PUMP

     GRANTOR                   PATENT                       PATENT NUMBER           ISSUE DATE
     -------                   ------                       -------------           ----------
     Company                   AND METHOD FOR
                               OPERATING SAMEAT AT
                               REDUCED NOISE LEVELS

     Ingersoll-                DECOKING TOOL                4738399                 4/19/1988
     Dresser Pump
     Company

     Ingersoll- Dresser Pump   SINGLE ACTING PUMP WITH      4762051                 8/9/1998
     Company                   DOUBLE ACTING
                               DRIVE

     Ingersoll-                CENTRIFUGAL                  4818177                 4/4/1989
     Dresser Pump Company      PUMP WITH INTEGRAL SUCTION
                               VALVE

     Ingersoll-                CENTRIFUGAL                  6012909                 1/11/2000
     Dresser Pump              PUMP WITH AN
     Company                   AXIAL-FIELD
                               INTEGRAL MOTOR
                               COOLED BY
                               WORKING FLUID

     IDP Alternate Energy      NONE
     Company

     Energy Hydro, Inc.        NONE

     Pump Investments, Inc.    NONE

                                 C. IDP PATENTS

                           2. U.S. PATENT APPLICATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).

                                                            PATENT APPLICATION
     GRANTOR                   PATENT                       NUMBER                  FILING DATE
     -------                   ------                       ------------------      -----------
     Ingersoll-                FORCED CLOSED-LOOP           PENDING
     Dresser Pump              COOLING FOR A SUBMERSIBLE
     Company                   PUMP MOTOR

     Ingersoll-                SEAL LESS                    PENDING
     Dresser Pump              INTEGRAL-MOTOR
     Company                   PUMP WITH
                               REGENERATIVE
                               IMPELLER DISK

     Ingersoll-                COMPACT SEAL-                PENDING
     Dresser Pump Company      LESS SCREW PUMP

     Ingersoll-                SEALLESS                     PENDING
     Dresser Pump              MULTIPHASE
     Company                   SCREW PUMP-AND-
                               MOTOR PACKAGE

     IDP Alternate Energy      NONE
     Company

     Energy Hydro, Inc.        NONE

     Pump Investments, Inc.    NONE

                                 C. IDP PATENTS

                        3. NON- U.S. PATENT REGISTRATIONS

        (AllIngersoll-Dresser Pump Company Intellectual Property assigned to Flowserve Management Company immediately after Closing).

                      PATENT                                               PATENT
GRANTOR               TITLE                        COUNTRY                 NUMBER                ISSUE DATE
-------               ------                       -------                 ------                ----------
Ingersoll-            CENTRIFUGAL                  AU                      617505
Dresser Pump          PUMP                         CA                      1308959
Company                                            DE                      3925890
                                                   FR                      89/10674
                                                   GB                      2222207
                                                   IT                      1231299
                                                   JP                      2097093

Ingersoll-            INTEGRAL MOTOR-              AU                      651399
Dresser Pump          PUMP                         DE                      69105211.5
Company                                            EP                      0551435
                                                   FR                      0551435
                                                   GB                      0551435
                                                   IT                      0551435
                                                   JP                      2546943
                                                   KR                      171871
                                                   WO                      NATIONAL

Ingersoll-            IMPELLAR FOR                 CN                      92104767.3
Dresser Pump          CENTRIFUGAL                  GB                      2256901
Company               PUMPS                        KR                      114513

Ingersoll-            CENTRIFUGAL                  CH                      689400
Dresser Pump          PUMP WITH                    GB                      2283059
Company               MONOLITHIC
                      DIFFUSER AND
                      RETURN VANE
                      CHANNEL RING
                      MEMBER

Ingersoll-            CAVITATION                   AU                      683389
Dresser Pump          RESISTANT FLUID              CN                      95193829.0
Company               IMPELLERS AND                DE                      69502609.7
                      METHOD FOR                   EP                      0769077
                      MAKING SAME                  ES                      0769077
                                                   FR                      0769077
                                                   GB                      0769077
                                                   IT                      0769077
                                                   MX                      190354
                                                   NL                      0769077
                                                   'IW                     NI-077754
                                                   WO                      NATIONAL
                                                   ZA                      95/5296

Ingersoll-            CENTRIFUGAL                  GB                      2290113
Dresser Pump          PUMP                         IT                      1275286
Company

                      PATENT                                               PATENT
GRANTOR               TITLE                        COUNTRY                 NUMBER                ISSUE DATE
-------               ------                       -------                 ------                ----------
Ingersoll-            FLUID JET                    WO                      NATIONAL
Dresser Pump          DECOKING TOOL
Company
                      QUICK AND DRY                JP                      2701088
                      COUPLING

Ingersoll-            TAMPER EVIDENT VENT SYSTEM   JP WO                   2811370 NATIONAL
Dresser Pump          FOR CONTAINERS
Company

Ingersoll-            BEARING AND SEAL             GB                      2310690
Dresser Pump          PERCOLATOR FOR A
Company               CENTRIFUGAL
                      PUMP

Ingersoll-            PUMP IMPELLER                AU                      712130
Dresser Pump          HAVING SEPARATE              TW                      NI-097639
Company               OFFSET INLET                 WO                      NATIONAL
                      VANES

Ingersoll-            SYSTEM FOR                   WO                      NATIONAL
Dresser Pump          TRANSPORTING
Company               AND DISPENSING
                      GRANULAR
                      MATERIALS (2385-
                      ID-IP AND 2450-
                      ID0IP WERE
                      COMBINED INTO
                      THIS DOCKET)

Ingersoll-            LUBE OIL RING                CA                      1237679
Dresser Pump          PUMP
Company

Ingersoll-            HIGH PRESSURE                EP                      0378645
Dresser Pump          RECIPROCATING                WO                      NATIONAL
Company               PUMP

IDP Alternate         NONE
Energy Company

Energy Hydro, Inc.    NONE

Pump Investments,     NONE
Inc.

                                 C. IDP PATENTS

                        4. NON- U.S. PATENT APPLICATIONS

    (All Ingersoll-Dresser Pump Company Intellectual Property to be assigned to Flowserve Management Company immediately after Closing).

                                                                           PATENT APPLICATION
GRANTOR               PATENT TITLE                 COUNTRY                 NUMBER                FILING DATE
-------               ------------                 -------                 ------------------    -----------
Ingersoll-            CENTRIFUGAL                  DE                      PENDING
Dresser Pump          PUMP WITH                    JP                      PENDING
Company               MONOLITHIC
                      DIFFUSER AND
                      RETURN VANE
                      CHANNEL RING
                      MEMBER

Ingersoll-            CAVITATION                   CA                      PENDING
Dresser Pump          RESISTANT FLUID              IN                      PENDING
Company               IMPELLERS AND                KR                      PENDING
                      METHOD FOR
                      MAKING SAME

Ingersoll-            CENTRIFUGAL                  CA                      PENDING
Dresser Pump          PUMP                         DE                      PENDING
Company                                            JP                      PENDING

Ingersoll-            FLUID JET                    CA                      PENDING
Dresser Pump          DECOKING TOOL                EP                      PUBLISHED
Company                                            IN                      PENDING
                                                   JP                      PENDING
                                                   MX                      PENDING
                                                   TW                      PENDING
                                                   VE                      PENDING

Ingersoll-            DIVERTER VALVE               JP                      PENDING
Dresser Pump          WITEI CUT-OFF                MX                      PENDING
Company               AND BLEED                    NL                      PENDING
                      FUNCTIONS

Ingersoll-            OPEN BOWL FOR A VERTICAL     JP                      PENDING
Dresser Pump          TURBINE PUMP                 MS                      PENDING
Company                                            NL                      PENDING
                                                   CA                      PENDING
                                                   EG                      PENDING
                                                   TH                      PENDING

Ingersoll-            CONSTANT FLOW CASCADE        BR                      PENDING
Dresser Pump          LUBRICATION                  CA                      PENDING
Company                                            CN                      PENDING
                                                   EP                      PUBLISHED
                                                   IN                      PENDING

Ingersoll-            FRONT- REMOVABLE BEARING     CA                      PENDING
Dresser Pump          HOUSING FOR VERTICAL         EG                      PENDING
Company               TURBINE PUMP                 TH                      PENDING

                                                                           PATENT APPLICATION
GRANTOR               PATENT TITLE                 COUNTRY                 NUMBER                FILING DATE
-------               ------------                 -------                 ------------------    -----------
Ingersoll-            FORCED CLOSED-               BR                      PENDING
Dresser Pump          LOOP COOLING                 CA                      PENDING
Company               FOR A                        EP                      PENDING
                      SUBMERSIBLE                  JP                      PENDING
                      PUMP MOTOR

Ingersoll-            COMPACT                      CA                      PENDING
Dresser Pump          INTERBOWL
Company               ASSEMBLY
                      COUPLED FOR
                      VERTICAL TURBINE PUMPS

Ingersoll-            MAGNETICALLY COUPLED         DE                      PENDING
Dresser Pump          CENTRIFUGAL                  JP                      PENDING
Company               PUMP

Ingersoll-            MATERIAL                     CA                      PENDING
Dresser Pump          DISPENSING SYSTEM
Company

Ingersoll-            POWER                        CA                      PENDING
Dresser Pump          SEQUENCING
Company               METHOD FOR
                      ELECTRO-
                      MECHANICAL DEVICE

Ingersoll-            ENCAPSULATED MAGNET CARRIER  CA                      PENDING PENDING
Dresser Pump                                       GB
Company

Ingersoll-            BEARING AND                  CA                      PENDING
Dresser Pump          SEAL PERCOLATOR
Company               FOR A
                      CENTRIFUGAL PUMP

Ingersoll-            PUMP IMPELLER
Dresser Pump          HAVING SEPARATE              CA                      PENDING
Company               OFFSET INLET                 CN                      PUBLISHED
                      VANES                        EP                      PENDING

Ingersoll-            CENTRIFUGAL                  DE                      PENDING
Dresser Pump          PUMP WITH AN                 GB                      PUBLISHED
Company               AXIAL-FIELD                  JP                      PENDING
                      INTEGRAL MOTOR
                      COOLED

Ingersoll-            SYSTEM FOR                   JP                      PENDING
Dresser Pump          TRANSPORTING                 MX                      PENDING
Company               AND DISPENSING               WO                      NATIONAL
                      GRANULAR
                      MATERIALS (2385-
                      ID-IP AND 2450-
                      ID0IP WERE
                      COMBINED INTO
                      THIS DOCKET)

                                                                           PATENT APPLICATION
GRANTOR               PATENT TITLE                 COUNTRY                 NUMBER                FILING DATE
-------               ------------                 -------                 ------------------    -----------
Ingersoll-            DIAPHRAGM FOR                GB                      PUBLISHED
Dresser Pump          SEAL-LESS
Company               INTEGRAL-MOTOR
                      PUMP (PIERCEY
                      FROM KAMAN
                      ELECTRO-MAGNETICS
                      HUSON, MA)

Ingersoll-            TRANSFER VALVE               CA                      PENDING
Dresser Pump          FOR A GRANULAR
Company               MATERIALS
                      DISPENSING
                      SYSTEM

Ingersoll-            INTEGRAL CLOSE               CA                      PENDING
Dresser Pump          COUPLING FOR A
Company               ROTARY GEAR
                      PUMP

Ingersoll-            BUTTONS FOR                  GB                      PUBLISHED
Dresser Pump          PRODUCT
Company               LUBRICATED
                      THRUST BEARINGS

Ingersoll-            COMPACT SEAL-                CA                      PENDING
Dresser Pump          LESS SCREW PUMP              EP                      PUBLISHED
Company                                            VE                      PENDING

Ingersoll-            CENTRIFUGAL                  DE                      PENDING
Dresser Pump          PUMP WITH AN                 GB                      PUBLISHED
Company               AXIAL-FIELD                  JP                      PENDING
                      INTEGRAL MOTOR
                      COOLED BY
                      WORKING FLUID

IDP Alternate         NONE
Energy Company

Energy Hydro, Inc.    NONE

Pump Investments,     NONE
Inc.